UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number 811-02183

Barings Corporate Investors
(Exact name of registrant as specified in charter)

300 South Tryon Street, Suite 2500, Charlotte, NC 28202
(Address of principal executive offices) (Zip code)

Corporation Service Company (CSC)
251 Little Falls Drive, Wilmington, DE 19808
(Name and address of agent for service)

Registrant's telephone number, including area code: 704-805-7200
Date of fiscal year end: 12/31
Date of reporting period: 06/30/25

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e- 1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORT TO STOCKHOLDERS.

(a) Attached hereto is the semi-annual shareholder report transmitted to shareholders pursuant to Rule 30e-1 of the Investment Company Act of 1940, as amended.

Barings Corporate Investors

Report for the Six Months Ended June 30, 2025

Adviser
Barings LLC
300 S Tryon St., Suite 2500
Charlotte, NC 28202
Independent Registered Public Accounting Firm
KPMG LLP
New York, NY 10154
Counsel to the Trust
Ropes & Gray LLP
Boston, Massachusetts 02199
Custodian
State Street Bank and Trust Company
Boston, Massachusetts 02110

Transfer Agent & Registrar
SS&C Global Investor & Distribution Solutions, Inc., ("SS&C GIDS")
P.O. Box 219086
Kansas City, Missouri 64121-9086
1-800-647-7374
Internet Website
https://www.barings.com/mci

Barings Corporate Investors c/o Barings LLC 300 S Tryon St., Suite 2500 Charlotte, NC 28202 1-866-399-1516

Investment Objective and Policy
Barings Corporate Investors (the “Trust”) is a closed-end management investment company, first offered to the public in 1971, whose shares are traded on the New York Stock Exchange under the trading symbol “MCI”. The Trust’s share price can be found in the financial section of most newspapers under either the New York Stock Exchange listings or Closed-End Fund Listings.
The Trust’s investment objective is to maintain a portfolio of securities providing a current yield and, when available, an opportunity for capital gains. The Trust’s principal investments are privately placed, below-investment grade, long-term debt obligations including bank loans and mezzanine debt instruments. Such private placement securities may, in some cases, be accompanied by equity features such as common stock, preferred stock, warrants, conversion rights, or other equity features. The Trust typically purchases these investments, which are not publicly tradable, directly from their issuers in private placement transactions. These investments are typically made to small or middle market companies. In addition, the Trust may invest, subject to certain limitations, in marketable debt securities (including high yield and/or investment grade securities), marketable common stocks and special situations investments. The Trust's special situations investments generally consist of investments in corporate debt instruments and equity instruments of issuers that are stressed or distressed. Below-investment grade or high yield securities (including securities of stressed or distressed issuers) have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay principal.
The Trust distributes substantially all of its net income to shareholders each year. Accordingly, the Trust pays dividends to shareholders four times per year. The Trust pays dividends to its shareholders in cash, unless the shareholder elects to participate in the Dividend Reinvestment and Share Purchase Plan.
Form N-PORT
The Trust files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on part F of Form N-PORT. This information is available (i) on the SEC’s website at http://www.sec.gov; and (ii) at the SEC’s Public Reference Room in Washington, DC (which information on their operation may be obtained by calling 1-800-SEC-0330). A complete schedule of portfolio holdings as of each quarter-end is available upon request by calling, toll-free, 866-399-1516.
Proxy Voting Policies & Procedures; Proxy Voting Record
The Trustees of the Trust have delegated proxy voting responsibilities relating to the voting of securities held by the Trust to Barings LLC (“Barings”). A description of Barings’ proxy voting policies and procedures is available (1) without charge, upon request, by calling, toll-free 866-399-1516; (2) on the Trust’s website at https://www.barings.com/mci; and (3) on the SEC’s website at http://www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) on the Trust’s website at https://www.barings.com/mci; and (2) on the SEC’s website at http://www.sec.gov.
Legal Matters
The Trust has entered into contractual arrangements with an investment adviser, transfer agent and custodian (collectively “service providers”) who each provide services to the Trust. Shareholders are not parties to, or intended beneficiaries of, these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
Under the Trust’s Bylaws, any claims asserted against or on behalf of the Trust, including claims against Trustees and officers must be brought in courts located within the Commonwealth of Massachusetts.
The Trust’s registration statement and this shareholder report are not contracts between the Trust and its shareholders and do not give rise to any contractual rights or obligations or any shareholder rights other than any rights conferred explicitly by federal or state securities laws that may not be waived.

Barings Corporate Investors
TO OUR SHAREHOLDERS
July 31, 2025

We are pleased to present the June 30, 2025, Quarterly Report of Barings Corporate Investors (the “Trust”).

PORTFOLIO PERFORMANCE

The Board of Trustees declared a quarterly dividend of $0.40 per share, payable on September 12, 2025, to shareholders of record on August 29, 2025. The Trust earned $0.35 per share of net investment income, net of taxes, for the second quarter of 2025, compared to $0.35 per share in the previous quarter.

	June 30, 2025(1)(2)	March 31, 2025(1)(2)	% Change
Quarterly Dividend per share	$ 0.40(3)	$0.40	—%
Net Investment Income(4)	$7,161,484	$7,057,099	1.5%
Net Assets	$350,043,379	$348,922,291	0.3%
Net Assets per share(5)	$17.10	$17.07	0.2%
Share Price	$21.66	$23.44	(7.6)%
Dividend Yield at Share Price	7.4%	6.8%	8.8%
(Discount) / Premium	26.7%	37.3%
(1) Past performance is no guarantee of future results
(2) Figures are unaudited
(3) Payable on September 12, 2025
(4) Figures are shown net of excise tax
(5) Based on shares outstanding at the end of the period of 20,472,265 and 20,444,621 as of 6/30/2025 and 3/31/2025, respectively.

•Quarterly total returns at June 30, 2025 and March 31, 2025 were 3.93% and 1.37%, respectively. Longer term, the Trust returned 9.6%, 10.1%, 11.6%, 9.5% and 10.8% for the 1, 3, 5, 10, and 25-year periods, respectively, based on the change in the Trust’s net assets assuming the reinvestment of all dividends
•The Trust’s average quarter-end (discount) / premium for the 1, 3, 5 and 10-year periods was 25.22%, 3.92%, (1.86)%, and 1.75% respectively
•U.S. fixed income markets, as approximated by the Bloomberg Barclays U.S. Corporate High Yield Index and the S&P UBS Leveraged Loan Index, returned 3.5% and 2.3% for the quarter, respectively.

PORTFOLIO BENEFITS

•We believe the Trust benefits from being part of the larger Barings North American Private Finance (“NAPF”) platform, which as of June 30, 2025, has over 30 years of experience and had commitments of over $28 billion to private credit.
•The NAPF platform has provided two primary benefits to the Trust: Direct deal origination and credit underwriting. NAPF has served as the Lead or Co-Lead on over 80% of its originated transactions and has a senior loan loss rate of 0.03% since inception. The benefit of being the Lead or Co-Lead lender is the ability to lead negotiations on terms and have influence over the credit agreement.
•The Trust has continued to benefit from NAPF’s strong origination relationships with private equity sponsors. Every private placement investment in the portfolio was directly originated by Barings via a sponsor (without a financial intermediary), where one hundred percent of the economics are passed through to investors.
•The Trust has consistently generated a stable dividend yield for investors, which to date has been paid exclusively from investment income and capital gains – no return of capital, all while employing a limited amount of leverage 0.13x.
•The Trust continues to invest in what we believe are high-quality companies in defensive sectors and remains well diversified with 27 different industries across 179 assets, where over 65% of those investments are first lien senior secured loans that we believe provide strong risk adjusted returns. The Trust continues to invest in senior subordinated debt when we believe the risk adjusted return is appropriate. Approximately 13% of the market value of the Trust was equity, generating ~$25.0 million ($1.23 per share) in unrealized appreciation as of June 30, 2025.

(Continued)
PORTFOLIO ACTIVITY

Consistent with the stated investment objective of the Trust, we continued to search for relative value across the capital structure of potential investments that provide current yield with an opportunity for capital gains. During the three months ended June 30, 2025, the Trust made 16 new private investments totaling $27.7 million and 40 add-on investments in existing portfolio companies totaling $1.4 million. During the three months ended June 30, 2025, the Trust had 7 private investment loans repaid at par totaling $12.8 million and realized four equity investments that generated realized gains of $1.2 million.

PORTFOLIO LIQUIDITY

The Trust maintained a liquidity position comprised of a combination of its available cash balance and short-term investments of $10.2 million or 2.6% of total assets, in addition to a low leverage profile at 0.12x as of March 31, 2025. The available credit facility balance coupled with the current cash balance provides liquidity to support our current portfolio companies as well as invest in new portfolio companies. As always, the Trust continues to benefit from strong relationships with our carefully chosen financial sponsor partners. These relationships provide clear benefits to the portfolio companies including potential access to additional capital if needed and strategic thinking to compliment a company’s management team. High-quality and timely information about portfolio companies, which is only available in a private market setting, allows us to work constructively with financial sponsors and maximize the portfolio companies’ long-term health and value.

The Trust’s recently announced dividend of $0.40 per share remains consistent with the prior quarter. With more than 65% of the Trust in first lien floating rate loans, the Trust's net investment income has decreased slightly given lower interest rates. While recurring investment income remains stable, it may not be sufficient to fully fund the current dividend rate in the future. The level of recurring investment income expected to be generated by the Trust in 2025, combined with the availability of earnings carry forwards and other non-recurring income, is currently expected to be sufficient to maintain the current dividend rate over the next several quarters. We believe the strong credit quality and diverse portfolio construction positions the Trust to continue to maximize shareholder value in determining the quarterly dividend, the Board of Trustees seeks to ensure that the Trust will be able to pay sustainable dividends over the long term.
Thank you for your continued interest in and support of Barings Corporate Investors.

Sincerely,
Christina Emery
President

Barings Corporate Investors
Portfolio Composition as of 06/30/25*

Public Bank Loans
3.8%
Cash & Short-Term
Investments
3.0%
Public Debt
0.3%
Public Equity
—%
Private Debt
3.4%
Private / Restricted Equity
13.1%
Private Bank Loans
76.4%

Cash & Short-Term
Investments
3.8%
Fixed Rate
9.6%
Equity
13.1%
Floating Rate
73.5%

* Based on market value of total investments
Cautionary Notice: Certain statements contained in this report may be “forward looking” statements. Investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made and which reflect management’s current estimates, projections, expectations or beliefs, and which are subject to risks and uncertainties that may cause actual results to differ materially. These statements are subject to change at any time based upon economic, market or other conditions and may not be relied upon as investment advice or an indication of the Trust’s trading intent. References to specific securities are not recommendations of such securities, and may not be representative of the Trust’s current or future investments. We undertake no obligation to publicly update forward looking statements, whether as a result of new information, future events, or otherwise.

Hypothetical growth of $10,000 Investment (unaudited)
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$29,396
$16,883
7/1/2015
6/30/2016
6/30/2017
6/30/2018
6/30/2019
6/30/2020
6/30/2021
6/30/2022
6/30/2023
6/30/2024
6/30/2025
Barings Corporate Investors
Bloomberg Barclays U.S. Corporate High Yield Index

Average Annual Returns June 30, 2025	1 Year	5 Year	10 Year
Barings Corporate Investors	27.01%	19.09%	11.39%
Bloomberg Barclays U.S. Corporate High Yield Index	10.29%	9.93%	5.38%
Data for Barings Corporate Investors (the “Trust”) represents returns based on the change in the Trust’s market price assuming the reinvestment of all dividends and distributions. Past performance is no guarantee of future results.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on distributions from the Trust or the sale of shares.

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES Barings Corporate Investors
June 30, 2025
(Unaudited)

Assets:
Investments (See Consolidated Schedule of Investments)
Corporate restricted securities - private placement investments at fair value	$355,519,988
(Cost - $ 335,647,996)
Corporate restricted securities - rule 144A securities at fair value	11,364,261
(Cost - $ 12,517,054)
Corporate public securities at fair value	16,248,524
(Cost - $ 16,605,659)

Total investments (Cost - $ 364,770,709)	383,132,773
Cash	11,778,263
Foreign currencies (Cost - $ 14,921)	13,826
Receivable for investments sold	1,030,385
Dividend and interest receivable	4,156,698
Other assets	424,932
Total assets	400,536,877

Liabilities:
Note payable	30,000,000
Credit facility (net of deferred financing fees of $140,421)	18,369,024
Investment advisory fee payable	1,093,886
Deferred tax liability	433,804
Interest payable	320,954
Accrued expenses	275,830
Total liabilities	50,493,498
Commitments and Contingencies (See Note 7)
Total net assets	$350,043,379
Net Assets:
Common shares, par value $1.00 per share	$20,472,265
Additional paid-in capital	279,753,413
Total distributable earnings	49,817,701
Total net assets	$350,043,379
Common shares issued and outstanding (28,054,782 authorized)	20,472,265
Net asset value per share	$17.10

See Notes to Consolidated Financial Statements 5

CONSOLIDATED STATEMENT OF OPERATIONS Barings Corporate Investors
For the six months ended June 30, 2025
(Unaudited)

Investment Income:
Interest	$17,889,934
Dividends	119,633
Other	301,068
Total investment income	18,310,635
Expenses:
Investment advisory fees	2,184,268
Interest and other financing fees	1,180,979
Trustees’ fees and expenses	243,600
Professional fees	226,402
Reports to shareholders	138,000
Custodian fees	16,800
Other	101,803
Total expenses	4,091,852
Investment income - net	14,218,783
Income tax, including excise tax benefit	200
Net investment income after taxes	14,218,583
Net realized and unrealized loss on investments and foreign currency:
Net realized loss on investments before taxes	(2,573,410)
Income tax expense	(67,224)
Net realized loss on investments after taxes	(2,640,634)
Net increase in unrealized appreciation of investments before taxes	1,725,134
Net increase in unrealized appreciation of foreign currency translation before taxes	709
Deferred income tax benefit (expense)	8,871
Net increase in unrealized appreciation of investments and foreign currency transactions after taxes	1,734,714
Net loss on investments and foreign currency	(905,920)
Net increase in net assets resulting from operations	$13,312,663

See Notes to Consolidated Financial Statements 6

CONSOLIDATED STATEMENT OF CASH FLOWS Barings Corporate Investors
For the six months ended June 30, 2025
(Unaudited)

Net increase in cash & foreign currencies:
Cash flows from operating activities:
Purchases of portfolio securities	$(49,859,772)
Proceeds from disposition of portfolio securities	47,077,798
Interest, dividends and other income received	19,147,032
Payment-in-kind interest	(1,161,261)
Amortization and accretion	(683,480)
Interest expenses paid	(1,157,282)
Operating expenses paid	(3,240,429)
Income taxes paid	(1,017,424)
Net cash provided by operating activities	9,105,182
Cash flows from financing activities:
Proceeds from credit facility	2,500,000
Cash dividends paid from net investment income	(18,379,951)
Receipts for shares issued on reinvestment of dividends	1,345,461
Financing fees paid	18,786
Net cash used for financing activities	(14,515,704)
Net increase in cash & foreign currencies	(5,410,522)
Cash & foreign currencies - beginning of period	17,201,902
Effects of foreign currency exchange rate changes on cash and cash equivalents	709
Cash & foreign currencies - end of period	$11,792,089
Reconciliation of net increase in net assets to net cash provided by operating activities:
Net increase in net assets resulting from operations	$13,312,663
Adjustments to reconcile net income to net cash provided by operating activities:
Purchases of portfolio securities	(49,859,772)
Proceeds from disposition of portfolio securities	47,077,798
Unrealized appreciation on investments	(1,725,134)
Net realized loss on investments	2,573,410
Payment-in-kind non-cash income received	(1,161,261)
Amortization and accretion	(683,480)
Changes in operating assets and liabilities:
Decrease in interest receivable	1,000,665
Increase in other assets	(164,268)
Decrease in tax payable	(950,000)
Decrease in deferred tax liability	(8,871)
Increase in investment advisory fee payable	20,251
Increase in interest payable	23,697
Decrease in accrued expenses	(349,807)
Total adjustments to net assets from operations	(4,206,772)
Effects of foreign currency exchange rate changes on cash and cash equivalents	(709)
Net cash provided by operating activities	$9,105,182

See Notes to Consolidated Financial Statements 7

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS Barings Corporate Investors

	For the six months ended 06/30/2025 (Unaudited)	For the year ended 12/31/2024
Increase / (decrease) in net assets:
Operations:
Investment income - net	$14,218,583	$34,809,105
Net realized gain / (loss) on investments and foreign currency after taxes	(2,640,634)	97,601
Net change in unrealized appreciation / (depreciation) of investments and foreign currency after taxes	1,734,714	675,620

Net increase in net assets resulting from operations	13,312,663	35,582,326

Increase from common shares issued on reinvestment of dividends	1,345,461	2,555,495

Dividends to shareholders from:
Net investment income	(8,177,849)	(34,400,811)

Total increase / (decrease) in net assets	6,480,275	3,737,010

Net assets, beginning of period/year	343,563,104	339,826,094

Net assets, end of period/year	$350,043,379	$343,563,104

See Notes to Consolidated Financial Statements 8

CONSOLIDATED SELECTED FINANCIAL HIGHLIGHTS Barings Corporate Investors

Selected data for each share of beneficial interest outstanding:

	For the six months ended 06/30/2025 (Unaudited)	For the years ended December 31,
		2024	2023	2022	2021	2020
Net asset value: Beginning of period / year	$16.84	$16.77	$16.37	$16.68	$15.04	$15.24
Net investment income (a)	0.69	1.71	1.61	1.03	0.93	1.20
Net realized and unrealized gain / (loss) on investments	(0.04)	0.04	0.21	(0.32)	1.67	(0.44)
Total from investment operations	0.65	1.75	1.82	0.71	2.60	0.76
Dividends from net investment income to common shareholders	(0.40)	(1.69)	(1.42)	(0.88)	(0.96)	(0.96)
Dividends from realized gain on investments to common shareholders	—	—	—	(0.14)	—	—
Increase from dividends reinvested	0.01	0.01	—	—	—	—
Total dividends	(0.39)	(1.68)	(1.42)	(1.02)	(0.96)	(0.96)
Net asset value: End of period / year	$17.10	$16.84	$16.77	$16.37	$16.68	$15.04
Per share market value: End of period / year	$21.66	$20.38	$18.43	$13.96	$15.98	$13.18
Total investment return
Net asset value (b)	3.93%	10.73%	11.62%	4.34%	17.57%	5.36%
Market value (b)	8.43%	20.99%	43.84%	(5.66%)	29.13%	(15.95%)
Net assets (in millions): End of period / year	$350.04	$343.56	$339.83	$331.64	$338.04	$304.68
Ratio of total expenses to average net assets (c)	2.41% (d)	2.60%	2.57%	2.33%	2.78%	1.53%
Ratio of operating expenses to average net assets	1.69% (d)	1.65%	1.65%	1.58%	1.61%	1.54%
Ratio of interest expense to average net assets	0.68% (d)	0.51%	0.61%	0.51%	0.33%	0.35%
Ratio of income tax expense to average net assets	0.04% (d)	0.44%	0.31%	0.24%	0.84%	(0.36)%
Ratio of net investment income to average net assets	8.25% (d)	9.99%	9.56%	6.17%	5.84%	8.17%
Portfolio turnover	12%	31%	12%	12%	45%	33%
(a)    Calculated using average shares.
(b)    Net asset value return represents portfolio returns based on change in the Trust’s net asset value assuming the reinvestment of all dividends and distributions which differs from the total investment return based on the Trust’s market value due to the difference distributions which differs from the total investment return based on the Trust’s market value due to the difference between the Trust’s net asset value and the market value of its shares outstanding; past performance is no guarantee of future results.
(c)    Total expenses include income tax expense.
(d)    Annualized.

	For the six months ended 06/30/2025 (Unaudited)	For the years ended December 31,
Senior borrowings:		2024	2023	2022	2021	2020
Total principal amount (in millions)	$49	$46	$43	$46	$38	$30
Asset coverage per $1,000 of indebtedness	$8,217	$8,469	$8,996	$8,210	$9,896	$11,156

See Notes to Consolidated Financial Statements 9

Consolidated Schedule of Investments Barings Corporate Investors
June 30, 2025
(Unaudited)

Corporate Restricted Securities - 104.81%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 101.56%: (C)

1WorldSync, Inc.
A product information sharing platform that connects manufacturers/suppliers and key retailers via the Global Data Synchronization Network.
9.17% Term Loan due 10/08/2025 (SOFR+ 4.750%)	$4,761,200	*	$4,763,866	$4,761,199
* 07/01/19 and 12/09/20.

Accelevation
A vertically integrated designer, producer and installer of customized data center facility solutions and services, predominately in the U.S market. The Company’s revenue streams consist of design and installation of customized electrical, power solutions, air flow containment, and layout of critical infrastructure systems at data centers.
9.32% Senior Term Loan due 01/02/2031 (SOFR + 5.000%) (G)	$582,812	01/02/25	386,569	387,307

Accredited Labs
Offers calibration services for manufacturing and other types of equipment, in addition to product sales and rentals, repair services and other services.
13.50% HoldCo PIK Note due 06/26/2031 (G)	$2,000,000	06/25/25	531,544	531,429

Accurus Aerospace
A supplier of highly engineered metallic parts, kits and assemblies, and processing services.
10.16% First Lien Term Loan due 03/31/2028 (SOFR + 5.750%) (G)	$1,040,348	04/05/22	980,779	972,909
Common Stock (B)	1,222 shs.	04/25/25	1,222	—
Limited Liability Company Unit (B)	17,505 uts.	12/01/22	17,505	—
			999,506	972,909
AdaCore Inc
A provider of a software development toolkit that helps software developers to write code for embedded systems using a number of programming languages, including Ada, C/C++, Rust, and SPARK.
9.56% First Lien Term Loan due 03/13/2030 (SOFR + 5.250%) (G)	$2,414,514	03/13/24	2,092,199	2,112,915

Advantage Software
A provider of enterprise resource planning (ERP) software built for advertising and marketing agencies.
Limited Liability Company Unit Class A (B) (F)	1,556 uts.	10/01/21	50,720	95,266
Limited Liability Company Unit Class A (B) (F)	401 uts.	10/01/21	13,103	24,570
Limited Liability Company Unit Class B (B) (F)	1,556 uts.	10/01/21	1,630	—
Limited Liability Company Unit Class B (B) (F)	401 uts.	10/01/21	420	—
			65,873	119,836
Aero Accessories
A fuel system, hydraulic, pneumatic and power generation system aftermarket services provider.
9.79% Term Loan due 11/01/2029 (SOFR + 5.500%) (G)	$2,991,791	*	2,543,887	2,547,526
9.76% Incremental Term Loan due 11/08/2028 (SOFR + 5.500%)	$1,979,115	02/15/24	1,944,069	1,955,762
* 11/01/22, 11/01/24 and 11/08/24.			4,487,956	4,503,288

See Notes to Consolidated Financial Statements 10

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
June 30, 2025
(Unaudited)

Corporate Restricted Securities - 104.81%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 101.56%: (C)

AIT Worldwide Logistics, Inc.
A provider of domestic and international third-party logistics services.
Limited Liability Company Unit (B)	113 uts.	04/06/21	$112,903	$194,130

Americo Chemical Products
A provider of customized specialty chemical solutions and services for pretreatment of metal surfaces and related applications.
9.33% First Lien Term Loan due 04/28/2029 (SOFR + 5.000%) (G)	$1,052,250	04/28/23	785,923	789,853
9.33% Senior Term Loan due 12/02/2029 (SOFR + 5.000%)	$563,119	12/10/24	555,743	556,249
Limited Liability Company Unit (B) (F)	46,734 uts.	04/28/23	46,734	61,222
			1,388,400	1,407,324
Application Bootcamp LLC
Offers comprehensive educational counseling services, including personalized college admissions counseling, essay guidance, and standardized test tutoring. The Company primarily targets high school students, but also serves college students / graduates and middle school students.
9.75% Senior Term Loan due 04/21/2031 (SOFR + 5.000%) (G)	$3,053,191	04/21/25	2,267,800	2,266,437
14.00% Senior Subordinated Note due 04/21/2031	$115,839	04/21/25	115,839	115,839
Common Stock (B)	330,969 shs.	04/21/25	330,969	330,969
			2,714,608	2,713,245
Applied Aerospace Structures Corp.
A leading provider of specialized large-scale composite and metal-bonded structures for platforms in the aircraft, space, and land/sea end markets.
8.80% Term Loan due 11/22/2028 (SOFR + 4.500%) (G)	$1,933,065	12/01/22	1,297,518	1,293,322
Limited Liability Company Common Unit (B)	18 uts.	12/01/22	18,000	39,043
			1,315,518	1,332,365
ASC Communications, LLC (Becker's Healthcare)
An operator of trade shows and controlled circulation publications targeting the healthcare market.
9.18% Term Loan due 07/15/2027 (SOFR + 4.750%) (G)	$561,790	07/15/22	512,776	516,462
Limited Liability Company Unit (B) (F)	1,070 uts.	07/15/22	22,442	39,680
			535,218	556,142
Audio Precision
A provider of high-end audio test and measurement sensing instrumentation software and accessories.
11.43% Term Loan due 10/31/2025 (SOFR+ 7.000%)	$3,557,465	10/30/18	3,556,176	3,265,753

Aurora Parts & Accessories LLC (d.b.a Hoosier)
A distributor of aftermarket over-the-road semi-trailer parts and accessories sold to customers across North America.
Preferred Stock (B)	425 shs.	08/17/15	424,875	424,875
Common Stock (B)	425 shs.	08/17/15	425	443,226
			425,300	868,101

See Notes to Consolidated Financial Statements 11

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
June 30, 2025
(Unaudited)

Corporate Restricted Securities - 104.81%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 101.56%: (C)

BBB Industries LLC
A supplier of remanufactured and new parts to the North American automotive aftermarket.
13.38% Second Lien Term Loan due 07/25/2030 (SOFR + 9.000%)	$909,091	07/25/22	$886,044	$848,181
Limited Liability Company Unit (B)	91 uts.	07/25/22	91,000	87,840
			977,044	936,021
Becklar
A provider of event monitoring and emergency response solutions for critical use cases including commercial and residential fire and security, video surveillance, remote guarding, personal health & safety, and workforce safety.
8.93% Senior Term Loan due 12/06/2030 (SOFR+ 4.750%) (G)	$2,081,177	12/05/24	1,592,821	1,595,699

Best Lawyers (Azalea Investment Holdings, LLC)
A global digital media company that provides ranking and marketing services to the legal community.
9.69% First Lien Term Loan due 11/19/2027 (SOFR + 5.250%) (G)	$2,446,175	11/30/21	2,202,120	2,221,816
12.00% HoldCo PIK Note due 05/19/2028	$897,789	11/30/21	892,548	897,789
Limited Liability Company Unit (B)	89,744 uts.	11/30/21	89,744	144,487
			3,184,412	3,264,092
BKF Engineers
A provider of civil engineering, land surveying, and land planning services for government agencies, institutions, devlopers, design professionals, contractors, school district and corporations throughout the west coast.
9.33% Senior Term Loan due 07/19/2027 (SOFR + 5.000%) (G)	$1,279,102	08/23/24	914,569	918,217
Limited Liability Company Unit (B)	115,884 uts.	08/23/24	115,884	126,314
			1,030,453	1,044,531
Bridger Aerospace
A provider of comprehensive solutions to combat wildfires in the United States including fire suppression, air attack and unmanned aircraft systems.
Series C Convertible Preferred Equity (7.00% PIK)	365 shs.	07/18/22	432,847	374,096

BrightSign
A provider of digital signage hardware and software solutions, serving a variety of end markets, including retail, restaurants, government, sports, and entertainment.
9.93% Term Loan due 10/14/2027 (SOFR + 5.500%) (G)	$2,876,835	10/14/21	2,758,804	2,741,025
9.93% Senior Term Loan due 03/28/2030 (SOFR + 5.500%)	$100,443	04/03/25	99,535	99,438
Limited Liability Company Unit (B) (F)	232,701 uts.	10/14/21	232,701	253,644
			3,091,040	3,094,107
Brown Machine LLC
A designer and manufacturer of thermoforming equipment used in the production of plastic packaging containers within the food and beverage industry.
10.70% Term Loan due 10/04/2025 (SOFR + 6.250%)	$1,631,521	10/03/18	1,630,679	1,505,894

See Notes to Consolidated Financial Statements 12

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
June 30, 2025
(Unaudited)

Corporate Restricted Securities - 104.81%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 101.56%: (C)

Cadence, Inc.
A full-service contract manufacturer (“CMO”) and supplier of advanced products, technologies, and services to medical device, life science, and industrial companies.
9.43% First Lien Term Loan due 05/21/2026 (SOFR + 5.000%)	$2,126,781	05/14/18	$2,122,058	$2,094,879
9.51% Incremental Term Loan due 05/26/2026 (SOFR + 5.250%)	$909,495	10/02/23	901,837	897,672
			3,023,895	2,992,551
CAi Software
A vendor of mission-critical, production-oriented software to niche manufacturing and distribution sectors.
9.30% Term Loan due 12/10/2028 (SOFR + 5.000%) (G)	$4,852,823	12/13/21	4,569,219	4,617,076

Caldwell & Gregory LLC
A commercial laundry leasing company for multi-unit housing and universities.
9.05% First Lien Term Loan due 09/30/2027 (SOFR + 4.750%) (G)	$3,479,831	09/30/24	2,760,411	2,766,759

California Custom Fruits & Flavors
Develops and manufactures value-added, custom-formulated processed fruit and flavor bases for various customers across the Private Label, Branded, Direct Grocery, and Food-Service channels.
9.28% Term Loan due 02/11/2030 (SOFR + 5.000%) (G)	$909,522	02/26/24	629,047	633,067
Limited Liability Company Unit (B)	25 uts.	02/26/24	25,000	25,623
			654,047	658,690
Cascade Services
A residential services platform that provides HVAC repair and replacement work for single-family homes in southern geographies.
10.28% First Lien Term Loan due 09/30/2029 (SOFR + 6.000%) (G)	$1,980,112	10/4/2023	1,898,650	1,884,285

Cash Flow Management
A software provider that integrates core banking systems with branch technology and creates modern retail banking experiences for financial institutions.
9.03% Term Loan due 12/27/2027 (SOFR + 4.750%) (G)	$2,468,620	12/28/21	1,833,965	1,830,723
Limited Liability Company Unit (B) (F)	24,016 uts.	07/22/22	25,331	26,177
			1,859,296	1,856,900
CJS Global
A janitorial services provider focused on high end restaurants in NYC, Florida, and Texas.
10.12% Senior Term Loan due 10/31/2027 (SOFR + 5.750%)	$2,546,787	11/18/24	2,503,090	2,531,506
10.07% Senior Term Loan due 03/10/2029 (SOFR + 5.750%) (G)	$1,669,697	03/20/23	1,153,903	1,174,830
10.03% Term Loan due 07/24/2027 (SOFR + 5.750%)	$240,610	08/08/24	237,255	239,166
Limited Liability Company Unit (B)	606,358 uts.	03/20/23	293,969	520,404
			4,188,217	4,465,906

See Notes to Consolidated Financial Statements 13

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
June 30, 2025
(Unaudited)

Corporate Restricted Securities - 104.81%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 101.56%: (C)

Cloudbreak
A language translation and interpretation services provider to approximately 970 hospitals and outpatient clinics across the U.S.
9.30% Incremental Term Loan due 03/15/2030 (SOFR + 5.000%)	$1,865,688	08/19/24	$1,845,728	$1,852,442
9.30% Term Loan due 03/15/2030 (SOFR + 5.000%) (G)	$1,495,238	03/15/24	1,227,832	1,246,527
Limited Liability Company Unit Class A (B) (F)	98 shs.	03/15/24	97,500	108,004
Limited Liability Company Unit Class B (B) (F) (I)	98 shs.	03/15/24	—	113,044
			3,171,060	3,320,017
CloudWave
A provider of managed cloud hosting and IT services for hospitals.
8.95% Term Loan due 01/04/2027 (SOFR + 4.500%)	$3,243,145	01/29/21	3,223,929	3,210,714
Limited Liability Company Unit (B) (F)	112,903 uts.	01/29/21	112,903	321,774
			3,336,832	3,532,488
Coduet Royalty Holdings, LLC
A special purpose vehicle whose primary assets are comprised of royalty rights on two pharmaceuticals developed by Coherus Biosciences.
SPV Common Equity (F)	580,688 uts.	05/07/24	580,688	1,080,080

Cogency Global
A provider of statutory representation and compliance services for corporate and professional services clients.
8.78% Incremental Term Loan due 02/14/2028 (SOFR + 4.500%)	$1,560,019	*	1,536,775	1,560,020
8.78% Term Loan due 12/28/2027 (SOFR+ 4.500%) (G)	$1,633,596	02/14/22	1,454,007	1,468,292
Preferred Stock (B)	66 shs.	02/14/22	72,216	189,343
* 12/30/22 and 09/13/23.			3,062,998	3,217,655

Cognito Forms
An online workflow automation and form builder platform allowing users to create, manage, and automate their data collection processes, offering features like drag-and-drop form fields, templates, AI form generation, and integrations into various applications.
10.57% Senior Term Loan due 04/30/2031 (SOFR + 6.250%) (G)	$3,260,274	05/02/25	3,013,002	3,011,438
Common Stock (B)	2,397 shs.	05/02/25	239,700	239,700
			3,252,702	3,251,138
Coherus Biosciences
A commercial-stage biopharmaceutical company focused on the research, development, and commercialization of innovative cancer treatments and the commercialization of its portfolio of approved biosimilars.
12.30% First Lien Term Loan due 05/08/2029 (SOFR + 8.000%)	$598,648	05/07/24	584,809	586,076

Coker
A provider of consulting advisory services to healthcare organizations with the goal of enabling client transformation.
8.80% Senior Term Loan due 03/20/2030 (SOFR + 4.500%) (G)	$2,879,883	03/20/25	738,543	740,138

See Notes to Consolidated Financial Statements 14

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
June 30, 2025
(Unaudited)

Corporate Restricted Securities - 104.81%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 101.56%: (C)

Command Alkon
A vertical-market software and technology provider to the heavy building materials industry delivering purpose-built, mission critical products that serve as the core operating & production systems for ready-mix concrete producers, asphalt producers, and aggregate suppliers.
Limited Liability Company Unit B (B) (I)	13,449 uts.	04/23/20	$—	$61,329

Compass Precision
A manufacturer of custom metal precision components.
11.00% (1.00% PIK) Senior Subordinated Note due 10/16/2025	$2,710,176	04/15/22	2,705,774	2,704,756
Limited Liability Company Unit (B) (F)	322,599 uts.	04/19/22	875,000	2,090,443
			3,580,774	4,795,199
Comply365
A provider of proprietary enterprise SaaS and mobile solutions for content management and document distribution in highly regulated industries, including Aviation and Rail.
9.68% First Lien Term Loan due 04/19/2028 (SOFR + 5.250%) (G)	$1,409,167	04/15/22	1,282,982	1,268,409

Concept Machine Tool Sales, LLC
A full-service distributor of high-end machine tools and metrology equipment, exclusively representing a variety of global manufacturers in the Upper Midwest.
9.47% (0.25% PIK) Term Loan due 01/31/2027 (SOFR + 5.250%)	$1,196,948	01/30/20	1,196,948	1,032,966
9.47% (0.25% PIK) Incremental Term Loan due 01/31/2027 (SOFR + 5.250%)	$158,309	09/14/23	156,830	136,620
Limited Liability Company Unit (B) (F)	3,497 uts.	*	140,032	—
* 01/30/20, 03/05/21 and 09/14/23.			1,493,810	1,169,586

CTS Engines
A provider of maintenance, repair and overhaul services within the aerospace & defense market.
9.90% Term Loan due 12/22/2026 (SOFR + 5.500%) (G)	$2,877,651	12/22/20	2,863,552	2,650,228

DataServ
A managed IT services provider serving Ohio’s state, local, and education (“SLED”) market (79% of FY21 Revenue), as well as small and medium-sized businesses (“SMB”, 8%) and enterprise clients (13%).
Preferred Stock (B)	35,092 shs.	*	38,476	40,005
*11/02/22 & 06/10/25

See Notes to Consolidated Financial Statements 15

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
June 30, 2025
(Unaudited)

Corporate Restricted Securities - 104.81%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 101.56%: (C)

Decks Direct
An eCommerce direct-to-consumer seller of specialty residential decking products in the United States.
10.73% (0.25% PIK) Term Loan due 12/28/2026 (SOFR + 6.250%) (G)	$2,833,500	12/29/21	$2,022,292	$1,365,211
10.73% (0.25% PIK) Incremental Term Loan due 12/28/2026 (SOFR + 6.250%)	$221,938.00	07/31/23	219,514	169,117
10.70% (0.25% PIK) Incremental Term Loan due 12/28/2026 (SOFR + 6.250%)	$495,175.00	12/21/23	489,672	377,323
Preferred Stock (B)	23 shs.	03/18/25	23,676	—
Common Stock (B)	4,483 shs.	12/29/21	190,909	—
Limited Liability Company Unit Class A (B)	1,019 uts.	04/29/24	47,094	—
			2,993,157	1,911,651
DistroKid (IVP XII DKCo-Invest,LP)
A subscription-based music distribution platform that allows artists to easily distribute, promote, and monetize their music across digital service providers, such as Spotify and Apple Music.
9.18% Senior Term Loan due 09/30/2027 (SOFR + 4.750%)	$4,179,548	10/01/21	4,155,365	4,179,549
Limited Liability Company Unit (B) (F)	148,791 uts.	10/01/21	148,936	185,989
			4,304,301	4,365,538
Diversified Packaging
A provider of pre-press products and services to the packaging industry, serving customers in the upper Midwest U.S. The Company operates under two divisions: plate manufacturing and material distribution.
11.00% (1.50%PIK) Second Lien Term Loan due 06/27/2029	$1,623,143	*	1,597,327	1,596,037
Limited Liability Company Unit (B) (F)	5,538 uts.	06/27/24	553,800	731,459
* 06/27/24 and 01/02/25.			2,151,127	2,327,496

Door & Window Guard Systems
A provider of modular, high-grade steel guards (or “panels”) used to cover door and window openings on vacant residential, commercial, and government buildings.
8.80% Term Loan due 03/03/2032 (SOFR + 4.500%) (G)	$1,074,459	03/28/25	837,477	837,979
Common Stock (B)	42 shs.	03/28/25	41,640	46,085
			879,117	884,064
Dwyer Instruments, Inc.
A designer and manufacturer of precision measurement and control products for use with solids, liquids and gases.
9.05% First Lien Term Loan due 07/01/2027 (SOFR + 4.750%)	$3,399,035	07/20/21	3,362,603	3,385,439

Echo Logistics
A provider of tech-enabled freight brokerage across various modes including Truckload, Less-than-Truckload, Parcel, and Intermodal, as well as managed (contracted) transportation services.
11.68% Second Lien Term Loan due 11/05/2029 (SOFR + 7.250%)	$3,407,080	11/22/21	3,374,321	3,223,097
Limited Liability Company Unit (B)	93 uts.	11/22/21	92,920	48,234
			3,467,241	3,271,331

See Notes to Consolidated Financial Statements 16

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
June 30, 2025
(Unaudited)

Corporate Restricted Securities - 104.81%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 101.56%: (C)

EFC International
A St. Louis-based global distributor (40% of revenue ex-US) of branded, highly engineered fasteners and specialty components.
13.50% (2.50% PIK) Term Loan due 02/28/2030	$2,040,062	03/01/23	$2,001,623	$2,026,393
Limited Liability Company Unit (B) (F)	410 uts.	03/01/23	576,923	694,143
			2,578,546	2,720,536
EFI Productivity Software
A provider of ERP software solutions purpose-built for the print and packaging industry.
9.94% Term Loan due 12/30/2027 (SOFR + 5.500%) (G)	$2,028,612	12/30/21	1,771,681	1,763,730
9.83% Incremental Term Loan due 12/30/2027 (SOFR + 5.500%) (G)	$1,440,279	05/23/24	833,999	837,702
			2,605,680	2,601,432
Electric Equipment and Engineering
Engineers and manufactures alternating current and direct current electrical power distribution products.
13.50% (3.00% PIK) Senior Term Loan due 12/02/2030	$1,748,989	12/02/24	1,717,924	1,720,655
Common Stock (B)	1,031,250 shs.	12/02/24	1,031,250	1,515,938
			2,749,174	3,236,593
Elite Sportswear Holding, LLC
A designer and manufacturer of gymnastics, competitive cheerleading and swimwear apparel in the U.S. and internationally.
Limited Liability Company Unit (B) (F)	2,471,843 uts.	10/14/16	324,074	321,340

Energy Acquisition Company, Inc.
ECI designs, manufactures, assembles, and integrates electrical wire harnesses, control boxes, and other components for specialty industrial and home appliance end markets.
10.81% First Lien Term Loan due 05/10/2029 (SOFR + 6.500%) (G)	$1,485,780	05/01/24	1,385,836	1,384,008

ENTACT Environmental Services, Inc.
A provider of environmental remediation and geotechnical services for blue-chip companies with regulatory-driven liability enforcement needs.
10.05% Term Loan due 12/15/2025 (SOFR + 5.750%)	$1,758,004	02/09/21	1,753,339	1,743,940
10.05% Incremental Term Loan due 12/15/2025 (SOFR + 5.750%)	$302,588	9/1/2023	301,379	300,167
			2,054,718	2,044,107
eShipping
An asset-life third party logistics Company that serves a broad variety of end markets and offers service across all major transportation modes.
9.33% Term Loan due 11/05/2027 (SOFR + 5.000%) (G)	$2,214,690	11/05/21	1,850,536	1,867,861

Expert Institute Group
A healthcare-focused outsourced B2B legal services provider that connects plaintiff attorney law firms with high-quality expert witnesses, offers medical record review from in-house medical professionals, provides background checks on allied and opposing witnesses, and utilizes AI-enabled diligence solutions to enable more efficient case outcomes.
8.72% Senior Term Loan due 03/04/2032 (SOFR + 4.500%) (G)	$810,315	03/04/25	311,105	311,620

See Notes to Consolidated Financial Statements 17

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
June 30, 2025
(Unaudited)

Corporate Restricted Securities - 104.81%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 101.56%: (C)

Five Star Holding, LLC
A fully integrated platform of specialty packaging brands that manufactures flexible packaging solutions.
11.58% Second Lien Term Loan due 04/27/2030 (SOFR + 7.250%)	$952,381	05/04/22	$940,870	$945,715
Limited Liability Company Common Unit (B) (F)	67 uts.	05/24/22	67,263	52,576
			1,008,133	998,291
Follett School Solutions
A provider of software for K-12 school libraries.
8.77% Term Loan due 04/11/2030 (SOFR + 4.500%)	$3,356,339	04/21/25	3,043,313	3,043,313
LP Units (B) (F)	1,787 uts.	08/30/21	17,865	25,993
LP Interest (B) (F)	406 uts.	08/30/21	4,063	5,912
			3,065,241	3,075,218
FragilePAK
A provider of third-party logistics services focused on the full delivery life-cycle for big and bulky products.
10.20% Term Loan due 05/24/2027 (SOFR + 5.750%)	$2,100,000	05/21/21	2,081,655	2,100,000
Limited Liability Company Unit (B) (F)	219 uts.	05/21/21	218,750	175,564
			2,300,405	2,275,564
Gojo Industries
A manufacturer of hand hygiene and skin health products.
13.83% First Lien Term Loan due 10/20/2028 (SOFR + 9.500%)	$1,237,121	10/24/23	1,213,403	1,237,121

Golden Ceramic Dental Lab
A full service dental lab offering removable, crown and bridge, implants, orthodontics and sleep appliances in-house.
10.30% Senior Term Loan due 08/07/2027 (SOFR + 6.000%) (G)	$2,634,459	08/21/24	1,844,992	1,844,772
Limited Liability Company Unit (B) (F)	851,351 uts.	08/21/24	851,351	1,140,811
			2,696,343	2,985,583
GraphPad Software, Inc.
A provider of data analysis, statistics and graphing software solution for scientific research applications, with a focus on the life sciences and academic end-markets.
Preferred Stock (B) (F)	7,474 shs.	04/27/21	206,294	356,380

Handi Quilter Holding Company (Premier Needle Arts)
A designer and manufacturer of long-arm quilting machines and related components for the consumer quilting market.
Limited Liability Company Unit Preferred (B)	754 uts.	*	754,061	66,877
Limited Liability Company Unit Common Class A (B) (I)	7,541 uts.	12/19/14	—	—
* 12/19/14 and 04/29/16.			754,061	66,877

HaystackID
A provider of eDiscovery, advisory, and review services that help 500+ corporations (58% of revenue) and law firms (42%) manage complex, data intensive investigations and litigation.
8.88% Senior Term Loan due 01/31/2028 (SOFR + 4.750%) (G)	$2,107,202	01/31/25	1,199,162	1,199,207

See Notes to Consolidated Financial Statements 18

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
June 30, 2025
(Unaudited)

Corporate Restricted Securities - 104.81%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 101.56%: (C)

Heartland Veterinary Partners
A veterinary support organization that provides a comprehensive set of general veterinary services as well as ancillary services such as boarding and grooming.
11.00% Opco PIK Note due 11/09/2028	$5,174,791	11/17/21	$5,132,593	$4,786,681

HemaSource, Inc.
A technology-enabled distributor of consumable medical products to plasma collection centers.
9.08% Senior Term Loan due 08/31/2029 (SOFR + 4.750%) (G)	$1,988,682	08/31/23	1,534,166	1,568,687
Limited Liability Company Unit (B)	23,529 uts.	08/31/23	23,529	30,352
			1,557,695	1,599,039
Home Care Assistance, LLC
A provider of private pay non-medical home care assistance services.
9.38% Term Loan due 03/31/2027 (SOFR + 5.000%)	$1,712,560	03/26/21	1,700,720	1,543,016

HOP Entertainment LLC
A provider of post production equipment and services to producers of television shows and motion pictures.
Limited Liability Company Unit Class F (B) (F) (I)	89 uts.	10/14/11	—	—
Limited Liability Company Unit Class G (B) (F) (I)	215 uts.	10/14/11	—	—
Limited Liability Company Unit Class H (B) (F) (I)	89 uts.	10/14/11	—	—
Limited Liability Company Unit Class I (B) (F) (I)	89 uts.	10/14/11	—	—
			—	—
HTI Technology & Industries Inc.
A designer and manufacturer of powered motion solutions to industrial customers.
13.01% Term Loan due 07/07/2025 (SOFR + 8.500%) (G)	$1,449,980	07/27/22	1,108,592	1,010,472
13.01% Incremental Term Loan due 07/27/2025 (SOFR + 8.500%) (G)	$489,965	02/15/23	489,537	456,648
			1,598,129	1,467,120
Ice House America
A manufacturer and operator of automated ice and water vending units with an installed base of 4,200+ units in service (including Company-owned fleet of 165 units) primarily located in the Southeastern United States.
10.26% Term Loan due 12/28/2029 (SOFR + 6.000%) (G)	$2,337,230	01/12/24	1,950,159	1,908,443
Limited Liability Company Unit (B) (F)	1,157 uts.	01/12/24	115,677	94,821
			2,065,836	2,003,264
Illumifin
A leading provider of third-party administrator (“TPA”) services and software for life and annuity insurance providers.
10.53% Term Loan due 02/04/2028 (SOFR + 6.000% Cash, 3.730% PIK)	$878,707	04/05/22	871,658	830,378

See Notes to Consolidated Financial Statements 19

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
June 30, 2025
(Unaudited)

Corporate Restricted Securities - 104.81%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 101.56%: (C)

Innovia Medical
A manufacturer of single-use surgical products (e.g., blades & knives, vent and fluid tubes, wipes, etc.) for ear, nose, & throat (ENT), ophthalmic (i.e., eye procedures), and other general surgical applications, as well as sterile processing systems used to store and transport surgical instruments.
9.04% Term Loan due 06/27/2031 (G)	$993,016	06/30/25	$895,444	$895,444
Limited Liability Company Unit (B) (F)	79 uts.	06/30/25	10,618	10,618
			906,062	906,062
ISTO Biologics
In the orthobioligic space, providing solutions in autologous therapies and bone grafts for spine, orthopedics and sports medicine.
9.05% Senior Term Loan due 12/31/2028 (SOFR + 4.750%) (G)	$1,309,643	10/18/23	1,161,593	1,179,259

Jones Fish
A provider of lake management services, fish stocking and pond aeration sales and services.
9.84% First Lien Term Loan due 12/20/2027 (SOFR + 5.500%) (G)	$3,119,996	02/28/22	2,690,252	2,689,473
9.80% Term Loan due 02/28/2029 (SOFR + 5.500%)	$548,524	03/16/23	538,405	543,038
9.73% Incremental Term Loan due 02/28/2028 (SOFR + 5.500%)	$407,502	04/28/23	401,806	403,427
Common Stock (B) (F)	802 shs.	02/28/22	83,943	375,400
			3,714,406	4,011,338
Kings III
A provider of emergency phones and monitoring services.
9.33% First Lien Term Loan due 07/07/2028 (SOFR + 5.000%) (G)	$979,862	08/31/22	860,771	871,115
9.33% Incremental Term Loan due 08/31/2028 (SOFR + 5.000%)	$997,679	02/16/24	991,717	997,679
			1,852,488	1,868,794
LeadsOnline
A nationwide provider of data, technology and intelligence tools used by law enforcement agencies, investigators, and businesses.
8.80% Term Loan due 12/23/2027 (SOFR + 4.500%) (G)	$3,393,709	02/07/22	2,913,024	2,927,658
Limited Liability Company Unit (B) (F)	14,305 uts.	02/07/22	14,816	35,332
			2,927,840	2,962,990
Lockmasters Incorporated
A leading distributor of 3rd party locks and related hardware (e.g., safes, high-security cabinets, and locksmith tools) serving various commercial & industrial end markets including financial services, education, automotive, data centers, and others.
9.30% Senior Term Loan due 09/01/2027 (SOFR + 5.000%) (G)	$1,479,864	05/01/25	1,132,106	1,131,269

LYNX Franchising
A global franchisor of B2B services including commercial janitorial services, shared office space solutions, and textile and electronics restoration services.
10.67% Term Loan due 12/18/2026 (SOFR + 6.250%)	$4,803,094	*	4,778,449	4,745,456
* 12/22/2020 and 09/09/2021
See Notes to Consolidated Financial Statements 20

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
June 30, 2025
(Unaudited)

Corporate Restricted Securities - 104.81%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 101.56%: (C)

Madison Indoor Air Solutions
A manufacturer and distributor of heating, dehumidification and other air quality solutions.
Limited Liability Company Unit (B)	1,474,759 uts.	02/20/19	$4,663,773	$27,872,943

Magnolia Wash Holdings (Express Wash Acquisition Company, LLC)
An express car wash consolidator primarily in the Southeastern US.
10.46% Senior Term Loan due 04/10/2031 (SOFR + 6.250%) (G)	$867,915	04/09/25	811,329	811,004

Media Recovery, Inc.
A global manufacturer and developer of shock, temperature, vibration, and other condition indicators and monitors for in-transit and storage applications.
8.80% Senior Term Loan due 09/30/2027 (SOFR + 4.500%) (G)	$2,616,926	09/30/24	2,220,982	2,225,756

Mission Microwave
A leading provider of high-performance solid-state power amplifiers and block upconverters to support ground-based, maritime, airborne, and space-based satellite communication applications.
9.80% Senior Term Loan due 12/31/2029 (SOFR + 5.500%) (G)	$1,441,171	03/01/24	1,271,148	1,204,212
Limited Liability Company Unit (B)	614 uts.	03/01/24	61,400	28,778
			1,332,548	1,232,990
MNS Engineers, Inc.
A consulting firm that provides civil engineering, construction management and land surveying services.
9.43% First Lien Term Loan due 07/30/2027 (SOFR + 5.000%)	$1,510,000	08/09/21	1,499,471	1,510,000
Limited Liability Company Unit (B)	200,000 uts.	08/09/21	200,000	290,000
			1,699,471	1,800,000
Mobile Pro Systems
A manufacturer of creative mobile surveillance systems for real-time monitoring in nearly any environment.
11.00% PIK Second Lien Term Loan due 06/23/2027	$1,215,782	06/27/22	1,208,883	1,215,782
Common Stock (B) (F)	8,235 uts.	06/27/22	823,529	1,154,587
			2,032,412	2,370,369
Momentum Group
A leading value-added distributor of design-focused textiles and wallcoverings to hospitality, workplace, healthcare, and other commercial end markets (no residential exposure).
9.80% Senior Term Loan due 03/28/2029 (SOFR + 5.500%) (G)	$988,361	03/28/25	868,351	868,597

MSI Express
A contract manufacturer and packager of shelf-stable food and beverages for major consumer packaged goods.
9.05% Senior Term Loan due 03/24/2031 (SOFR + 4.750%) (G)	$1,143,862	03/24/25	732,472	732,972

See Notes to Consolidated Financial Statements 21

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
June 30, 2025
(Unaudited)

Corporate Restricted Securities - 104.81%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 101.56%: (C)

Music Reports, Inc.
An administrator of comprehensive offering of rights and royalties solutions for music and cue sheet copyrights to music and entertainment customers.
10.67% Incremental Term Loan due 08/21/2026 (SOFR + 6.250%)	$1,630,439	11/05/21	$1,622,631	$1,589,678
10.67% Term Loan due 08/21/2026 (SOFR + 6.250%)	$1,141,668	08/25/20	1,136,194	1,113,126
			2,758,825	2,702,804
Navia Benefit Solutions, Inc.
A third-party administrator of employee-directed healthcare benefits.
8.83% Term Loan due 02/01/2026 (SOFR + 4.500%)	$2,297,162	02/10/21	2,278,988	2,297,162
8.93% Incremental Term Loan due 02/01/2027 (SOFR + 4.500%)	$1,021,125	11/14/22	1,006,524	1,021,125
			3,285,512	3,318,287
Net at Work
An SMB-focused IT service provider specializing in software sales, implementation, managed services and hosting services.
9.80% Term Loan due 09/13/2029 (SOFR + 5.500%) (G)	$3,409,650	9/13/2023	2,050,715	2,110,407
Limited Liability Company Unit (B) (F)	66,152 uts.	9/13/2023	66,152	72,106
			2,116,867	2,182,513
Newforma
A leader in Project Information Management software for the construction industry.
10.80% Term Loan due 04/02/2029 (SOFR + 6.500%) (G)	$1,828,915	03/31/23	1,638,046	1,643,069
Limited Liability Company Unit (B)	203,181 uts.	08/15/23	209,327	119,877
			1,847,373	1,762,946
Northstar Recycling
A managed service provider for waste and recycling services, primarily targeting food and beverage end markets.
8.95% Senior Term Loan due 12/16/2029 (SOFR + 4.650%) (G)	$3,043,493	12/13/24	2,053,893	2,057,529

Ocelot Holdco
An electric power services provider that focuses on construction and maintenance services, installing electrical distribution systems and substation infrastructure.
10.00% Term Loan due 10/20/2027	$391,771	10/24/23	391,771	391,771
Preferred Stock	27 shs.	10/24/23	248,790	343,627
Common Stock (I)	21 shs.	10/24/23	—	173,039
			640,561	908,437
Omega Holdings
A distributor of aftermarket automotive air conditioning products.
9.23% Term Loan due 03/31/2029 (SOFR + 4.750%) (G)	$1,255,761	03/31/22	1,069,331	1,082,204

ORS Nasco
A leading industrial maintenance, repair, and operations (“MRO”) product wholesale distributor.
9.30% Senior Term Loan due 08/07/2031 (SOFR + 5.000%) (G)	$883,103	06/13/25	869,963	869,857

See Notes to Consolidated Financial Statements 22

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
June 30, 2025
(Unaudited)

Corporate Restricted Securities - 104.81%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 101.56%: (C)

PANOS Brands LLC
A marketer and distributor of branded consumer foods in the specialty, natural, better-for-you, “free from” healthy and gluten-free categories.
Common Stock Class A (B)	772,121 shs.	*	$772,121	$972,872
* 01/29/16 and 02/17/17.

Parkview Dental Partners
A dental service organization focused in the southwest Florida market.
12.55% Term Loan due 10/12/2029 (SOFR + 8.300%) (G)	$1,248,639	10/20/23	1,230,756	1,243,645
Limited Liability Company Unit (B)	61,982 uts.	10/20/23	619,823	595,774
			1,850,579	1,839,419
Pearl Holding Group
A managing general agent that originates, underwrites, and administers non-standard auto insurance policies for carriers in Florida.
10.54% (4.00% PIK) First Lien Term Loan due 12/16/2026 (SOFR + 6.000%)	$3,834,172	12/20/21	3,790,252	3,803,115
Warrant - Class A, to purchase common stock at $.01 per share (B)	1,874 uts.	12/22/21	—	—
Warrant - Class B, to purchase common stock at $.01 per share (B)	633 uts.	12/22/21	—	—
Warrant - Class CC, to purchase common stock at $.01 per share (B)	65 uts.	12/22/21	—	—
Warrant - Class D, to purchase common stock at $.01 per share (B)	181 uts.	12/22/21	—	—
			3,790,252	3,803,115
Pegasus Transtech Corporation
A provider of end-to-end document, driver and logistics management solutions, which enable its customers (carriers, brokers, and drivers) to operate more efficiently, reduce manual overhead, enhance compliance, and shorten cash conversion cycles.
10.33% Term Loan due 11/17/2026 (SOFR + 6.000%)	$2,861,304	11/14/17	2,850,336	2,861,304
10.33% Term Loan due 08/31/2026 (SOFR + 6.000%)	$577,970	09/29/20	573,980	577,970
			3,424,316	3,439,274
Polara (VSC Polara LLC)
A manufacturer of pedestrian traffic management and safety systems, including accessible pedestrian signals, “push to walk” buttons, and related “traffic” control units.
9.20% First Lien Term Loan due 12/03/2027 (SOFR + 4.750%) (G)	$1,804,169	12/03/21	1,536,262	1,516,339
Limited Liability Company Unit (B) (F)	2,963 uts.	12/03/21	296,343	696,256
			1,832,605	2,212,595
Polytex Holdings LLC
A manufacturer of water based inks and related products serving primarily the wall covering market.
2.50% (2.500% PIK) Senior Subordinated Note due 12/31/2027 (D)	$4,821,623	07/31/14	2,159,212	2,029,903
Limited Liability Company Unit (B)	300,485 uts.	07/31/14	300,485	—
Limited Liability Company Unit Class F (B)	75,022 uts.	*	50,322	—
* 09/28/17 and 02/15/18.			2,510,019	2,029,903

See Notes to Consolidated Financial Statements 23

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
June 30, 2025
(Unaudited)

Corporate Restricted Securities - 104.81%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 101.56%: (C)

Portfolio Group
A provider of professional finance and insurance products to automobile dealerships, delivering a suite of offerings that supplement earnings derived from vehicle transactions.
10.45% First Lien Term Loan due 12/02/2025 (SOFR + 6.000%) (G)	$2,574,425	11/15/21	2,563,977	2,427,683

Pro Vision
A leading mobile video technology solutions provider, including vehicle video recording systems, body-worn cameras, data management and cloud based storage solutions for commercial, transit, and public safety organizations.
8.83% Senior Term Loan due 09/19/2029 (SOFR + 4.500%) (G)	$1,875,460	09/23/24	1,501,887	1,504,830
Limited Liability Company Unit (B)	451 uts.	09/23/24	45,156	45,166
			1,547,043	1,549,996
Process Insights Acquisition, Inc.
A designer and assembler of highly engineered, mission critical instruments and sensors that provide compositional analyses to measure contaminants and impurities within gases and liquids.
10.58% Term Loan due 06/30/2029 (SOFR + 6.250%) (G)	$1,691,538	07/18/23	1,450,407	1,360,513
Limited Liability Company Unit (B)	66 uts.	07/18/23	66,000	34,418
			1,516,407	1,394,931
ProcessBarron (Process Equipment, Inc. / PB Holdings, LLC)
Specializes in the design, manufacturing, installation, maintenance and repair of parts and equipment for blue chip industrial customers in the Southern US.
9.67% Term Loan due 03/06/2026 (SOFR + 5.250%) (G)	$1,400,164	03/06/19	1,395,750	1,366,559

ProfitOptics
A software development and consulting company that delivers solutions via its proprietary software development platform, Catalyst.
10.17% Term Loan due 02/15/2028 (SOFR + 5.750%) (G)	$1,670,000	03/15/22	1,409,842	1,424,839
8.00% Senior Subordinated Note due 02/15/2029	$64,516	03/15/22	64,516	61,419
Limited Liability Company Unit (B)	193,548 uts.	03/15/22	129,032	303,871
			1,603,390	1,790,129
Project Halo
A two-sided platform that provides a cloud-based compliance reporting software to fire departments, water municipalities, and state building departments, which is used by authorities having jurisdictions to ensure commercial properties within its jurisdiction maintain compliance with fire codes and annual / semi-annual inspection requirements for fire alarms, sprinklers, fire extinguishers, etc.
9.26% Senior Term Loan due 02/06/2032 (SOFR + 5.000%) (G)	$2,000,000	02/06/25	1,139,020	1,140,802

Randy's Worldwide
A designer and distributor of automotive aftermarket parts serving the repair/replacement, off-road and racing/performance segments.
9.33% First Lien Term Loan due 10/31/2028 (SOFR + 5.000%) (G)	$479,187	11/01/22	410,066	417,341
Limited Liability Company Unit Class A (B)	133 uts.	12/01/22	13,300	16,874
			423,366	434,215

See Notes to Consolidated Financial Statements 24

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
June 30, 2025
(Unaudited)

Corporate Restricted Securities - 104.81%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 101.56%: (C)

RapidAir
An asset‐light manufacturer of branded compressed air products, including fittings, accessories, aluminum piping, filtration, and other adjacent products/services.
8.85% Senior Term Loan due 10/15/2030 (SOFR + 4.750%) (G)	$1,133,242	10/15/24	$609,312	$611,269
Limited Liability Company Unit (B)	61 uts.	10/15/24	61,000	55,678
			670,312	666,947
Real Chemistry
A leading pure-play, tech-enabled analytical marketing agency in the U.S primarily serving the pharmaceutical and healthcare industry.
8.83% Senior Term Loan due 04/12/2032 (SOFR + 4.500%) (G)	$1,000,000	04/10/25	578,904	578,118

Recovery Point Systems, Inc.
A provider of IT infrastructure, colocation and cloud based resiliency services.
10.16% Term Loan due 07/31/2026 (SOFR + 5.750%)	$2,688,489	08/12/20	2,678,501	2,688,490
Limited Liability Company Unit (B) (F)	44,803 uts.	03/05/21	44,803	21,057
			2,723,304	2,709,547
Renovation Brands (Renovation Parent Holdings, LLC)
A portfolio of seven proprietary brands that sell various home improvement products primarily through the e-Commerce channel.
9.94% Senior Term Loan due 08/16/2027 (SOFR + 5.500%)	$1,873,786	11/15/21	1,855,250	1,755,738
Limited Liability Company Unit (B)	80,957 uts.	09/29/17	80,957	38,050
			1,936,207	1,793,788
RKD Group
A provider of marketing and fundraising services to non-profit organizations (“NPOs”) in the U.S. RKD provides a full suite of services including strategic planning, content creation/design, campaign execution, as well as data analytics to improve donor segmentation and provide strategic insights to inform future campaigns.
9.82% Term Loan due 05/19/2031 (SOFR + 5.500%) (G)	$3,500,000	05/19/25	2,813,747	2,812,995

RoadOne IntermodaLogistics
A provider of intermodal logistics and solutions including drayage (moving containers at port/rail locations), dedicated trucking services, warehousing, storage, and transloading (unloading, storing, and repackaging freight), among other services.
10.49% First Lien Term Loan due 12/30/2028 (SOFR + 6.250%) (G)	$1,304,012	12/30/22	1,256,738	1,286,459

Rock-it Cargo
A provider of specialized international logistics solutions to the music touring, performing arts, live events, fine art and specialty industries.
9.42% Term Loan due 07/31/2026 (SOFR + 5.000%)	$4,853,780	07/30/18	4,837,908	4,829,510

Rock Labor
A provider of live entertainment event labor in the United States.
9.82% Term Loan due 09/14/2029 (SOFR + 5.500%) (G)	$828,052	09/14/23	690,551	697,938
Limited Liability Company Unit (B) (F)	$25,455	09/14/23	136,294	115,566
			826,845	813,504

See Notes to Consolidated Financial Statements 25

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
June 30, 2025
(Unaudited)

Corporate Restricted Securities - 104.81%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 101.56%: (C)

ROI Solutions
Call center outsourcing and end user engagement services provider.
9.17% Senior Term Loan due 09/13/2029 (SOFR + 5.000%) (G)	$2,964,963	10/03/24	$2,129,903	$2,135,174

RPX Corp
A provider of subscription services that help member companies mitigate the risk of patent disputes and reduce the cost of patent litigation.
9.56% Term Loan due 08/02/2030 (SOFR + 5.250%) (G)	$4,966,281	08/02/24	4,399,026	4,410,052

Ruffalo Noel Levitz
A provider of enrollment management, student retention and career services, and fundraising management for colleges and universities.
8.28% PIK Term Loan due 12/31/2026 (SOFR + 4.000%) (D)	$2,665,053	01/08/19	2,657,967	834,162
11.41% Senior Term Loan due 12/31/2026 (SOFR + 7.000%) (G)	$169,033	04/15/25	90,327	90,256
			2,748,294	924,418
Safety Products Holdings, Inc.
A manufacturer of highly engineered safety cutting tools.
9.33% Term Loan due 12/15/2026 (SOFR + 5.000%)	$4,015,420	*	3,997,493	4,015,421
Common Stock (B)	60 shs.	12/16/20	60,667	78,323
* 12/15/20 and 07/24/24.			4,058,160	4,093,744

Sandvine Corporation
A provider of active network intelligence solutions.
Class A Units (B) (I)	1,397 uts	06/28/24	—	—
Class B Units (B) (I)	4,858 uts	06/28/24	—	—
Class C Units (B) (I)	63,636 uts	06/28/24	—	—
			—	—
Sara Lee Frozen Foods
A provider of frozen bakery products, desserts and sweet baked goods.
9.18% First Lien Term Loan due 07/30/2025 (SOFR + 4.750%)	$3,597,093	07/27/18	3,578,404	3,566,158

SBP Holding LP
A specialty product distribution platform which provides mission-critical products, services, and technical expertise across industrial rubber and fluid power segments.
9.33% Term Loan due 01/31/2028 (SOFR + 5.000%) (G)	$2,478,964	03/27/23	1,327,588	1,357,217

Scaled Agile, Inc.
A provider of training and certifications for IT professionals focused on software development.
6.65% (3.75% PIK) Term Loan due 12/15/2027 (SOFR + 2.250%)	$3,001,848	12/16/21	2,972,654	2,563,578

See Notes to Consolidated Financial Statements 26

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
June 30, 2025
(Unaudited)

Corporate Restricted Securities - 104.81%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 101.56%: (C)

Screenvision Media
One of two leading cinema advertising networks in the US, offering advertising solutions to national and local brands across an exclusive in-cinema network.
9.28% First Lien Term Loan due 04/25/2030 (SOFR + 5.000%) (G)	$996,819	04/25/25	$872,685	$871,954
12.78% Second Lien Term Loan due 04/25/2030 (SOFR + 8.500%)	$894,428	04/25/25	859,964	858,651
			1,732,649	1,730,605
SEKO Worldwide, LLC
A third-party logistics provider of ground, ocean, air and home delivery forwarding services.
11.32% (6.00% PIK) Senior Term Loan due 11/27/2029 (SOFR + 7.000%)	$1,082,054	11/27/24	1,077,056	1,082,054
Common Stock (B)	373 shs.	11/27/24	1,639,660	944,771
			2,716,716	2,026,825
Smartling, Inc.
A provider in SaaS-based translation management systems and related translation services.
8.93% Term Loan due 10/26/2027 (SOFR + 4.500%) (G)	$3,389,853	11/03/21	3,157,374	3,183,971

smartShift Technologies
A provider of technology-enabled services for the SAP ERP ecosystem.
9.26% First Lien Term Loan due 09/30/2029 (SOFR + 5.000%) (G)	$3,068,078	09/01/23	2,666,099	2,719,391
Common Stock (B)	58 shs.	09/01/23	58,000	122,609
			2,724,099	2,842,000
Sonicwall
A provider of network security (i.e. firewall products) primarily focused on the SMB market.
9.82% Term Loan due 05/18/2028 (SOFR + 5.500%) (G)	$1,924,528	06/13/25	1,886,685	1,890,849

Spatco
A provider of mission-critical services to maintain, test, inspect, certify, and install fueling station infrastructure.
9.28% Senior Term Loan due 07/23/2030 (SOFR + 5.000%) (G)	$3,405,041	07/23/24	2,456,171	2,466,603
Limited Liability Company Unit (B) (F)	97,271 uts.	*	97,271	90,462
*07/23/24 & 06/30/25			2,553,442	2,557,065

Stackline
An e-commerce data company that tracks products sold through online retailers.
11.99% Senior PIK Notes due 07/30/2028 (SOFR + 7.750%)	$5,081,054	07/29/21	5,051,006	5,081,053
Common Stock (B)	2,720 shs.	07/30/21	85,374	155,747
			5,136,380	5,236,800

See Notes to Consolidated Financial Statements 27

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
June 30, 2025
(Unaudited)

Corporate Restricted Securities - 104.81%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 101.56%: (C)

Standard Elevator Systems
A scaled manufacturer of elevator components combining four elevator companies, Standard Elevator Systems, EMI Porta, Texacone, and ZZIPCO.
10.18% First Lien Term Loan due 12/02/2027 (SOFR + 5.750%) (G)	$2,452,115	12/02/21	$2,147,582	$2,003,077
10.22% Incremental Term Loan due 12/02/2027 (SOFR + 5.750%)	$918,780	04/02/24	906,649	857,222
			3,054,231	2,860,299
Stratus Unlimited
A nationwide provider of brand implementation services, including exterior and interior signage, refresh and remodel, and facility maintenance and repair.
9.88% Term Loan due 06/08/2027 (SOFR + 5.500%) (G)	$1,836,513	07/02/21	1,707,424	1,670,848
9.63% Incremental Term Loan due 06/30/2027 (SOFR + 5.250%) (G)	$1,485,435	06/07/24	750,807	716,898
Limited Liability Company Unit (B)	149 uts.	06/30/21	149,332	105,239
			2,607,563	2,492,985
SVI International, Inc.
A supplier of aftermarket repair parts and accessories for automotive lifts, automotive shop equipment, and other specialty equipment (hospital bed lifts, boat lifts, etc.).
11.03% First Lien Term Loan due 03/31/2030 (SOFR + 6.750%) (G)	$2,203,589	03/04/24	2,013,312	2,047,649
Limited Liability Company Unit (B) (F)	623,762 shs.	03/04/24	623,762	948,118
			2,637,074	2,995,767
Swoop
Swoop is a provider of marketing data and engagement technology to the biopharma industry.
8.83% Senior Term Loan due 04/12/2032 (SOFR + 4.500%) (G)	$1,000,000	04/10/25	511,190	510,152

Tank Holding
A manufacturer of proprietary rotational molded polyethylene and steel storage tanks and containers.
10.18% Term Loan due 03/31/2028 (SOFR + 5.750%) (G)	$973,700	03/31/22	920,030	918,379
10.43% Incremental Term Loan due 03/31/2028 (SOFR + 6.000%)	$446,215	05/22/23	438,630	441,753
			1,358,660	1,360,132
Tapco
A leading manufacturer, distributor, service provider and software provider of intelligent transportations safety systems in North America.
8.83% Term Loan due 11/15/2030 (SOFR + 4.500%) (G)	$3,468,610	11/15/24	1,891,726	1,897,065
Limited Liability Company Unit (B) (F)	35 uts.	11/15/24	35,000	41,916
			1,926,726	1,938,981

See Notes to Consolidated Financial Statements 28

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
June 30, 2025
(Unaudited)

Corporate Restricted Securities - 104.81%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 101.56%: (C)

Team Air (Swifty Holdings LLC)
A leading HVAC wholesale distributor headquartered in Nashville, Tennessee.
14.00% Senior Subordinated Note due 05/02/2030	$2,100,000	05/25/23	$2,075,655	$2,065,350
14.00% Senior Subordinated Note due 08/31/2027	$408,333	08/30/24	401,993	401,596
14.00% Senior Subordinated Note due 12/16/2029	$124,444	12/19/24	122,341	122,391
Limited Liability Company Unit (B) (F)	1,808,241 uts.	*	1,829,395	1,880,570
* 05/25/23 and 08/30/24.			4,429,384	4,469,907

Tencarva Machinery Company
A distributor of mission critical, engineered equipment, replacement parts and services in the industrial and municipal end-markets.
9.20% Senior Term Loan due 12/20/2027 (SOFR + 4.750%) (G)	$4,035,453	12/20/21	3,345,834	3,324,682
9.20% Term Loan due 12/04/2029 (SOFR + 4.750%) (G)	$936,406	01/02/25	372,121	372,126
			3,717,955	3,696,808
Terrybear
A designer and wholesaler of cremation urns and memorial products for people and pets.
10.00% (4.00% PIK) Term Loan due 04/27/2028	$2,036,663	04/29/22	2,019,763	1,851,327
Limited Liability Company Unit (B) (F)	170,513 uts.	04/29/22	1,671,026	—
			3,690,789	1,851,327
The Caprock Group (aka TA/TCG Holdings, LLC)
A wealth manager focused on ultra-high-net-worth individuals, who have $25-30 million of investable assets on average.
9.08% Term Loan due 12/15/2027 (SOFR + 4.750%) (G)	$1,078,205	12/21/21	676,169	675,523
9.07% Senior Term Loan due 12/18/2029 (SOFR + 4.750%) (G)	$2,476,588	05/21/25	1,366,374	1,365,600
			2,042,543	2,041,123
The Hilb Group, LLC
An insurance brokerage platform that offers insurance and benefits programs to middle-market companies throughout the Eastern seaboard.
8.83% Term Loan due 10/31/2031 (SOFR + 4.500%) (G)	$1,618,471	10/31/24	1,187,561	1,189,583

The Octave Music Group, Inc. (fka TouchTunes)
A global provider of digital music and media and introduced the play-for-play digital jukebox in 1998.
Limited Liability Company Unit (B)	51,282 uts.	04/01/22	51,282	154,359

Tipco Technologies
A fluid solution supplier for industrial, hydraulic and high-purity applications.
9.55% Senior Term Loan due 09/03/2027 (SOFR + 5.250%) (G)	$1,202,824	09/03/24	1,083,050	1,083,022

See Notes to Consolidated Financial Statements 29

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
June 30, 2025
(Unaudited)

Corporate Restricted Securities - 104.81%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 101.56%: (C)

Trident Maritime Systems
A leading provider of turnkey marine vessel systems and solutions for government and commercial new ship construction as well as repair, refurbishment, and retrofit markets worldwide.
9.90% (2.00% PIK) Incremental Term Loan due 02/19/2026 (SOFR + 5.500%)	$3,413,404	02/25/21	$3,397,155	$2,983,315
9.90% (2.00% PIK) Incremental Term Loan due 03/31/2027 (SOFR + 5.500%)	$115,585	10/19/23	113,844	101,021
			3,510,999	3,084,336
Trintech, Inc.
An international provider of core, cloud-based financial close software.
9.83% Term Loan due 07/25/2029 (SOFR + 5.500%) (G)	$3,451,250	07/25/23	3,202,536	3,235,750

Turnberry Solutions, Inc.
A provider of technology consulting services.
10.43% Term Loan due 07/30/2026 (SOFR + 6.000%)	$3,262,388	07/29/21	3,247,374	3,262,388

UHY LLP
A top 30 US CPA firm providing tax, audit and consulting advisory services primarily to middle market customers.
9.08% Senior Term Loan due 11/21/2031 (SOFR + 4.750%) (G)	$4,061,288	11/22/24	1,866,687	1,903,787

Unosquare
A provider of outsourced digital engineering and software development services for the banking, financial services, insurance, life sciences, and high-tech industries.
9.08% Term Loan due 06/02/2031 (SOFR + 4.750%) (G)	$1,241,427	06/02/25	722,801	722,555
Limited Liability Company Unit (B)	31,314 uts.	06/02/25	31,314	31,314
			754,115	753,869
USA Industries
A manufacturer and supplier of piping isolation & testing products, tube plugs, flow measurement orifice plates, and heat exchanger tools which are sold or rented to customers.
13.75% (1.00% PIK) Term Loan due 06/30/2029	$1,170,692	03/14/24	1,157,626	1,164,838
Limited Liability Company Unit (B)	51,696 uts.	03/14/24	96,154	249,173
			1,253,780	1,414,011
U.S. Legal Support, Inc.
A provider of court reporting, record retrieval and other legal supplemental services.
10.20% Term Loan due 06/01/2026 (SOFR + 5.750%) (G)	$4,179,924	11/29/18	4,169,701	4,142,723
10.20% Senior Term Loan due 10/11/2027 (SOFR + 5.750%)	$780,675	10/10/24	776,309	773,727
			4,946,010	4,916,450
VB Spine
A producer of implants and various devices used in fusion and non-fusion spinal surguries.
12.80% Secured Term Loan due 03/25/2030 (SOFR + 8.500%)	$3,173,873	03/31/25	3,053,245	3,046,918
Common Stock (B) (I)	53,737 shs.	45747	—	—
			3,053,245	3,046,918

See Notes to Consolidated Financial Statements 30

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
June 30, 2025
(Unaudited)

Corporate Restricted Securities - 104.81%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 101.56%: (C)

VitalSource
A provider of digital fulfillment software for the higher education sector.
8.82% Term Loan due 06/01/2028 (SOFR + 4.500%)	$3,193,298	06/01/21	$3,158,385	$3,161,366
7.31% Incremental Term Loan due 04/11/2030 (SOFR + 4.500%) (G)	$216,217	04/21/25	150,431	150,349
Limited Liability Company Unit (B) (F)	3,837 uts.	06/01/21	38,367	92,234
			3,347,183	3,403,949
VP Holding Company
A provider of school transportation services for special-needs and homeless children in Massachusetts and Connecticut.
10.68% First Lien Term Loan due 12/31/2025 (SOFR + 6.250%) (G)	$4,288,304	05/17/18	4,284,684	4,245,421

Warner Pacific Insurance Services
A wholesale insurance broker focused on employee benefits.
9.40% Term Loan due 12/27/2027 (SOFR + 5.000%) (G)	$3,319,102	08/01/23	1,815,742	1,824,253
9.36% Senior Term Loan due 12/13/2029 (SOFR + 5.000%)	$169,042	12/23/24	167,657	167,656
			1,983,399	1,991,909
Westminster Acquisition LLC
A manufacturer of premium, all-natural oyster cracker products sold under the Westminster and Olde Cape Cod brands.
Limited Liability Company Unit (B) (F)	751,212 uts.	08/03/15	751,212	30,048

Whitcraft Holdings, Inc.
A leading supplier of highly engineered components for commercial and military aircraft engines.
10.83% First Lien Term Loan due 02/15/2029 (SOFR + 6.500%) (G)	$1,903,757	02/15/23	1,653,175	1,699,206
Limited Liability Company Unit (B)	8,412 uts.	02/15/23	84,116	129,539
			1,737,291	1,828,745
Wilson Language Training
A leading provider of supplemental literacy curriculum and professional development products for the K-12 market, with a particular emphasis on early reading (K-3).
9.03% Senior Term Loan due 04/19/2032 (SOFR + 4.750%) (G)	$1,257,465	04/17/25	935,550	935,090

Woodland Foods, Inc.
A provider of specialty dry ingredients such as herbs & spices, rice & grains, mushrooms & truffles, chilies, and other ingredients to customers within the industrial, foodservice, and retail end-markets.
9.97% Term Loan due 11/30/2027 (SOFR+ 5.500%) (G)	$2,459,987	12/01/21	2,091,185	2,076,700
9.97% Term Loan due 12/01/2027 (SOFR+ 5.500%)	$188,675	04/09/24	186,172	186,034
9.97% Senior Term Loan due 03/05/2030 (SOFR+ 5.500%) (G)	$501,963	03/05/25	425,244	424,858
Limited Liability Company Unit (B) (F)	303 uts.	09/29/17	303,379	270,147
Limited Liability Company Unit Preferred (B) (F)	66 uts.	09/29/17	85,812	85,806
Preferred Stock (B) (F)	21 shs.	03/05/25	29,386	29,357
			3,121,178	3,072,902

See Notes to Consolidated Financial Statements 31

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
June 30, 2025
(Unaudited)

Corporate Restricted Securities - 104.81%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 101.56%: (C)

World 50, Inc.
A provider of exclusive peer-to-peer networks for C-suite executives at leading corporations.
9.74% Term Loan due 03/22/2030 (SOFR + 5.500%) (G)	$3,458,379	03/22/24	$3,233,595	$3,288,052

Worldwide Electric Corporation
Develops, produces, and distributes electric motors, gear reducers, motor controls, generators, and frequency converters.
9.55% Term Loan due 10/03/2029 (SOFR + 5.250%) (G)	$1,955,714	10/03/22	1,680,724	1,682,234

Ziyad
An end-to-end importer, brand manager, value-added processor, and distributor of Middle Eastern and Mediterranean foods.
10.20% First Lien Term Loan due 02/09/2028 (SOFR + 5.750%) (G)	$2,037,506	02/09/22	1,822,762	1,817,646
10.20% Incremental Term Loan due 02/09/2028 (SOFR + 5.750%) (G)	$1,316,449	08/31/23	1,299,056	1,299,993
Limited Liability Company Unit (B) (F)	65 uts.	02/09/22	65,036	95,199
			3,186,854	3,212,838

Total Private Placement Investments (E)			$335,647,996	$355,519,988
See Notes to Consolidated Financial Statements 32

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
June 30, 2025
(Unaudited)

Corporate Restricted Securities - 104.81%: (A)	Interest Rate	Maturity Date	Principal Amount	Cost	Market Value

Rule 144A Securities - 3.25%: (H)

Bonds - 3.25%
Carriage Purchaser Inc.	7.875	10/15/2029	$1,250,000	$1,031,657	$1,110,684
County of Gallatin MT	11.500	09/01/2027	680,000	680,000	700,359
CSC Holdings LLC	5.000	11/15/2031	1,250,000	1,091,805	581,250
Inmarsat Finance PLC	9.000	09/15/2029	1,060,000	1,059,459	1,065,436
Liberty Cablevision of Puerto Rico	6.750	10/15/2027	1,250,000	1,173,668	841,988
Nielsen	9.290	04/15/2029	1,373,000	1,351,509	1,336,870
Prince	9.000	02/15/2030	1,260,000	1,121,805	848,859
Radiology Partners, Inc (9.781% PIK)	9.781	02/15/2030	1,573,358	1,503,162	1,545,823
Staples	10.750	09/01/2029	1,500,000	1,461,957	1,419,637
Terrier Media Buyer, Inc.	8.875	12/15/2027	825,000	807,930	777,697
Wilsonart	11.000	08/15/2032	1,250,000	1,234,102	1,135,658
Total Bonds				12,517,054	11,364,261

Common Stock - 0.00%
TherOX, Inc. (B)			6 shs	—	—
Touchstone Health Partnership (B)			1,168 shs	—	—
Total Common Stock				—	—

Total Rule 144A Securities				$12,517,054	$11,364,261

Total Corporate Restricted Securities				$348,165,050	$366,884,249

See Notes to Consolidated Financial Statements 33

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
June 30, 2025
(Unaudited)

Corporate Public Securities - 4.64%: (A)	LIBOR Spread	Interest Rate	Maturity Date	Principal Amount	Cost	Market Value

Bank Loans - 4.29%
AP Highlands	—	9.375	10/15/28	$1,410,891	$1,399,275	$1,388,317
Aretec Group Inc	3.500	7.827	08/09/30	1,836,137	1,840,727	1,838,615
Bausch Health Companies Inc.	6.250	10.561	09/25/30	1,834,862	1,790,855	1,765,761
BMC Software	5.750	10.083	07/30/32	2,000,000	1,976,516	1,941,260
Fidelis	5.000	9.296	12/31/31	1,990,000	1,981,021	1,981,044
Mcafee (6.04% PIK)	1.500	6.040	07/27/28	60,792	60,792	14,084
Precisely	4.000	8.541	04/24/28	1,916,590	1,897,021	1,813,573
Syncsort Incorporated	7.250	11.791	04/23/29	444,444	442,799	409,444
Team Health Holdings	5.250	9.530	03/02/27	1,138,095	1,117,772	1,130,800
Twitter	6.500	10.927	10/26/29	994,898	993,718	970,961
Two Kings Casino	4.750	9.046	12/16/31	593,600	590,728	599,785
Wilsonart	4.250	8.546	07/25/31	1,198,238	1,182,571	1,178,396
Total Bank Loans					15,273,795	15,032,040

Bonds - 0.71%
Jetblue Airways	—	9.875	09/20/31	1,250,000	1,331,864	1,216,102
Total Bonds					1,331,864	1,216,102

Common Stock - 0.00%
Chase Packaging Corporation (B)				9,541 shs	—	382
Total Common Stock					—	382

Total Corporate Public Securities					$16,605,659	$16,248,524

Total Investments		109.45%			$364,770,709	$383,132,773
Other Assets		4.97				17,404,104
Liabilities		(14.42)				(50,493,498)
Total Net Assets		100.00%				$350,043,379
(A)    In each of the convertible note, warrant, convertible preferred and common stock investments, the issuer has agreed to provide certain registration rights.
(B)    Non-income producing security.
(C)    Security valued at fair value using methods determined in good faith by or under the direction of the Board of Trustees.
(D)    Defaulted security; interest not accrued.
(E)    Illiquid securities. As of June 30, 2025, the value of these securities amounted to $355,519,988 or 101.56% of net assets.
(F)    Held in CI Subsidiary Trust.
(G)    A portion of these securities contain unfunded commitments. As of June 30, 2025, total unfunded commitments amounted to $41,327,790 and had unrealized depreciation of $(198,848) or (0.06)% of net assets. See Note 7.
(H)    Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.
(I)    Security received at zero cost through a restructuring of previously held debt or equity securities.

PIK - Payment-in-kind
SOFR - Secured Overnight Financing Rate

See Notes to Consolidated Financial Statements 34

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
June 30, 2025
(Unaudited)

Industry Classification:	Fair Value/ Market Value

AEROSPACE & DEFENSE - 4.85%
Accurus Aerospace	$972,909
Applied Aerospace Structures Corp.	1,332,365
Bridger Aerospace	1,074,455
Compass Precision	4,795,199
CTS Engines	2,650,228
Mission Microwave	1,232,990
Trident Maritime Systems	3,084,336
Whitcraft Holdings, Inc.	1,828,745
16,971,227
AIRLINES - 2.57%
Aero Accessories	4,503,288
Echo Logistics	3,271,331
Jetblue Airways	1,216,102
8,990,721
AUTOMOTIVE - 3.31%
Aurora Parts & Accessories LLC (d.b.a Hoosier)	868,101
BBB Industries LLC - DBA (GC EOS Buyer Inc.)	936,021
EFC International	2,720,536
Omega Holdings	1,082,204
Randy's Worldwide	434,215
Spatco	2,557,065
SVI International, Inc.	2,995,767
11,593,909

BROKERAGE, ASSET MANAGERS & EXCHANGES - 1.45%
Aretec Group Inc	1,838,615
The Caprock Group	2,041,123
The Hilb Group, LLC	1,189,583
5,069,321
BUILDING MATERIALS - 1.53%
Decks Direct	1,911,651
Lockmasters Incorporated	1,131,269
Wilsonart	2,314,054
5,356,974
CABLE & SATELLITE - 0.71%
CSC Holdings LLC	581,250
Inmarsat Finance PLC	1,065,436
Liberty Cablevision of Puerto Rico	841,988
2,488,674

Industry Classification:	Fair Value/ Market Value

CHEMICALS - 1.22%
Americo Chemical Products	$1,407,324
Polytex Holdings LLC	2,029,903
Prince	848,859
4,286,086

CONSUMER CYCLICAL SERVICES - 7.00%
CJS Global	4,465,906
Expert Institute Group	311,620
LYNX Franchising	4,745,456
Magnolia Wash Holdings (Express Wash Acquisition Company, LLC)	811,004
Mobile Pro Systems	2,370,369
ROI Solutions	2,135,174
Staples	1,419,637
Swoop	510,152
Team Air (Swifty Holdings LLC)	4,469,907
Turnberry Solutions, Inc.	3,262,388
24,501,613
CONSUMER INDUSTRIAL - 0.55%
Tapco	1,938,981

CONSUMER PRODUCTS - 2.87%
Elite Sportswear Holding, LLC	321,340
Handi Quilter Holding Company (Premier Needle Arts)	66,877
Ice House America	2,003,264
Jones Fish	4,011,338
Renovation Brands (Renovation Parent Holdings, LLC)	1,793,788
Terrybear	1,851,327
10,047,934
DIVERSIFIED MANUFACTURING - 4.69%
Accelevation	387,307
Energy Acquisition Company, Inc.	1,384,008
HTI Technology & Industries Inc	1,467,120
MNS Engineers, Inc.	1,800,000
Process Insights Acquisition, Inc.	1,394,931
Safety Products Holdings, Inc.	4,093,744
Standard Elevator Systems	2,860,299
Tank Holding	1,360,132
Worldwide Electric Corporation	1,682,234
16,429,775

See Notes to Consolidated Financial Statements 35

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
June 30, 2025
(Unaudited)

Industry Classification:	Fair Value/ Market Value

ELECTRIC - 1.95%
Cascade Services	$1,884,285
Dwyer Instruments, Inc.	3,385,439
Pro Vision	1,549,996
6,819,720
ENVIRONMENTAL - 1.17%
ENTACT Environmental Services, Inc.	2,044,107
Northstar Recycling	2,057,529
4,101,636
FINANCIAL COMPANIES - 1.09%
AP Highlands	1,388,317
Portfolio Group	2,427,683
3,816,000
FINANCIAL OTHER - 2.34%
Coduet Royalty Holdings, LLC	1,080,080
Cogency Global	3,217,655
Fidelis	1,981,044
UHY LLP	1,903,787
8,182,566
FOOD & BEVERAGE - 3.29%
California Custom Fruits & Flavors	658,690
PANOS Brands LLC	972,872
Sara Lee Frozen Foods	3,566,158
Westminster Acquisition LLC	30,048
Woodland Foods, Inc.	3,072,902
Ziyad	3,212,838
11,513,508
GAMING - 0.17%
Two Kings Casino	599,785

HEALTHCARE - 8.16%
Cadence, Inc.	2,992,551
Cloudbreak	3,320,017
Golden Ceramic Dental Lab	2,985,583
Heartland Veterinary Partners	4,786,681
HemaSource, Inc.	1,599,039
Home Care Assistance, LLC	1,543,016
Illumifin	830,378
Innovia Medical	906,062
ISTO Biologics	1,179,259
Navia Benefit Solutions, Inc.	3,318,287
Parkview Dental Partners	1,839,419
Radiology Partners, Inc	1,545,823
Real Chemistry	578,118
Team Health Holdings	1,130,800
28,555,033

Industry Classification:	Fair Value/ Market Value

HEALTH INSURANCE - 0.57%
Warner Pacific Insurance Services	$1,991,909

INDUSTRIAL OTHER - 20.08%
Accredited Labs	531,429
Application Bootcamp LLC	2,713,245
BKF Engineers	1,044,531
Caldwell & Gregory LLC	2,766,759
Coker	740,138
Concept Machine Tool Sales, LLC	1,169,586
Door & Window Guard Systems	884,064
Electric Equipment and Engineering	3,236,593
Gojo Industries	1,237,121
Kings III	1,868,794
Madison Indoor Air Solutions	27,872,943
Media Recovery, Inc.	2,225,756
Momentum Group	868,597
MSI Express	732,972
Ocelot Holdco	908,437
ORS Nasco	869,857
Polara (VSC Polara LLC)	2,212,595
ProcessBarron (Process Equipment, Inc. / PB Holdings, LLC)	1,366,559
RapidAir	666,947
SBP Holding LP	1,357,217
Stratus Unlimited	2,492,985
Tencarva Machinery Company	3,696,808
Tipco Technologies	1,083,022
USA Industries	1,414,011
VB Spine	3,046,918
World 50, Inc.	3,288,052
70,295,936
LOCAL AUTHORITY - 0.85%
LeadsOnline	2,962,990

See Notes to Consolidated Financial Statements 36

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
June 30, 2025
(Unaudited)

Industry Classification:	Fair Value/ Market Value

MEDIA & ENTERTAINMENT - 5.16%
Advantage Software	$119,836
ASC Communications, LLC (Becker's Healthcare)	556,142
BrightSign	3,094,107
DistroKid	4,365,538
Music Reports, Inc.	2,702,804
RKD Group	2,812,995
Rock Labor	813,504
Screenvision Media	1,730,605
Terrier Media Buyer, Inc.	777,697
The Octave Music Group, Inc. (fka TouchTunes)	154,359
Wilson Language Training	935,090
18,062,677
PACKAGING - 1.38%
Brown Machine LLC	1,505,894
Chase Packaging Corporation	382
Diversified Packaging	2,327,496
Five Star Holding, LLC	998,291
4,832,063
PHARMACEUTICALS - 0.50%
Bausch Health Companies Inc.	1,765,761

PROPERTY AND CASUALTY - 1.09%
Pearl Holding Group	3,803,115

TECHNOLOGY - 24.82%
1WorldSync, Inc.	4,761,199
AdaCore Inc	2,112,915
Audio Precision	3,265,753
Becklar	1,595,699
Best Lawyers (Azalea Investment Holdings, LLC)	3,264,092
BMC Software	1,941,260
CAi Software	4,617,076
Cash Flow Management	1,856,900
CloudWave	3,532,488
Cognito Forms	3,251,138
Coherus Biosciences	586,076
Command Alkon	61,329
Comply365	1,268,409

Industry Classification:	Fair Value/ Market Value

DataServ	$40,005
EFI Productivity Software	2,601,432
Follett School Solutions	3,075,218
GraphPad Software, Inc.	356,380
HaystackID	1,199,207
Mcafee	14,084
Net at Work	2,182,513
Newforma	1,762,946
Nielsen	1,336,870
Precisely	1,813,573
ProfitOptics	1,790,129
Project Halo	1,140,802
Recovery Point Systems, Inc.	2,709,547
RPX Corp	4,410,052
Ruffalo Noel Levitz	924,418
Scaled Agile, Inc.	2,563,578
Smartling, Inc.	3,183,971
smartShift Technologies	2,842,000
Sonicwall	1,890,849
Stackline	5,236,800
Syncsort Incorporated	409,444
Trintech, Inc.	3,235,750
Twitter	970,961
Unosquare	753,869
U.S. Legal Support, Inc.	4,916,450
VitalSource	3,403,949
86,879,131
TRANSPORTATION SERVICES - 6.08%
AIT Worldwide Logistics, Inc.	194,130
Carriage Purchaser Inc.	1,110,684
eShipping	1,867,861
FragilePAK	2,275,564
Pegasus Transtech Corporation	3,439,274
RoadOne IntermodaLogistics	1,286,459
Rock-it Cargo	4,829,510
SEKO Worldwide, LLC	2,026,825
VP Holding Company	4,245,421
21,275,728
Total Investments - 109.45%
(Cost - $364,770,709)	$383,132,773

See Notes to Consolidated Financial Statements 37

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Barings Corporate Investors
(Unaudited)

1. History
Barings Corporate Investors (the “Trust”) commenced operations in 1971 as a Delaware corporation. Pursuant to an Agreement and Plan of Reorganization dated November 14, 1985, approved by shareholders, the Trust was reorganized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts, effective November 28, 1985.
The Trust is a diversified closed-end management investment company. Barings LLC (“Barings”), a wholly-owned indirect subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”), acts as its investment adviser. The Trust’s investment objective is to maintain a portfolio of securities providing a current yield and, when available, an opportunity for capital gains. The Trust’s principal investments are privately placed, below-investment grade, long-term debt obligations including bank loans and mezzanine debt instruments. Such direct placement securities may, in some cases, be accompanied by equity features such as common stock, preferred stock, warrants, conversion rights, or other equity features. The Trust typically purchases these investments, which are not publicly tradable, directly from their issuers in private placement transactions. These investments are typically made to small or middle market companies. In addition, the Trust may invest, subject to certain limitations, in marketable debt securities (including high yield and/or investment grade securities) and marketable common stocks. Below-investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay capital.
On January 27, 1998, the Board of Trustees authorized the formation of a wholly-owned subsidiary of the Trust (“CI Subsidiary Trust”) for the purpose of holding certain investments. The results of CI Subsidiary Trust are consolidated in the accompanying financial statements. Footnote 2.D below discusses the Federal tax consequences of the CI Subsidiary Trust.
2. Significant Accounting Policies
The following is a summary of significant accounting policies followed consistently by the Trust in the preparation of its consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).
The Trustees have determined that the Trust is an investment company in accordance with Accounting Standards Codification (“ASC”) 946, Financial Services – Investment Companies, for the purpose of financial reporting.
A. Fair Value Measurements:
Under U.S. GAAP, fair value represents the price that should be received to sell an asset (exit price) in an orderly transaction between willing market participants at the measurement date.
Determination of Fair Value
The net asset value (“NAV”) of the Trust’s shares is determined as of the close of business on the last business day of each quarter, as of the date of any distribution, and at such other times as Barings, as the Trust’s valuation designee under Rule 2a-5 of the 1940 Act, shall determine the fair value of the Trust’s investments, subject to the general oversight of the Board.
Barings has established a Pricing Committee which is responsible for setting the guidelines used in fair valuation and ensuring that those guidelines are being followed. Barings considers all relevant factors that are reasonably available, through either public information or information directly available to Barings, when determining the fair value of a security. Barings reports to the Board each quarter regarding the valuation of each portfolio security in accordance with the procedures and guidelines referred to above, which include the relevant factors referred to below. The consolidated financial statements include private placement restricted securities valued at $355,519,988 (101.56% of net assets) as of June 30, 2025, the values of which have been estimated by Barings based on the process described above in the absence of readily ascertainable market values. Due to the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.
Independent Valuation Process
The fair value of bank loans and equity investments that are unsyndicated or for which market quotations are not readily available, including middle-market bank loans, will be submitted to an independent provider to perform an independent valuation on those bank loans and equity investments as of the end of each quarter. Such bank loans and equity investments will be held at cost until such time as they are sent to the valuation provider for an initial valuation subject to override by the Adviser should it determine that there have been material changes in interest rates and/or the credit quality of the issuer. The independent valuation provider applies various methods (synthetic rating analysis, discounting cash flows, and re-underwriting analysis) to establish the rate of return a market participant would require (the “discount rate”) as of the valuation date, given market conditions, prevailing lending standards and the

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Corporate Investors
(Unaudited)
perceived credit quality of the issuer. Future expected cash flows for each investment are discounted back to present value using these discount rates in the discounted cash flow analysis. A range of value will be provided by the valuation provider and the Adviser will determine the point within that range that it will use in making valuation determinations. The Adviser will use its internal valuation model as a comparison point to validate the price range provided by the valuation provider. If the Advisers’ Pricing Committee disagrees with the price range provided, it may make a fair value determination that is outside of the range provided by the independent valuation provider, such determination to be reported to the Trustees in the Adviser’s quarterly reporting to the Board. In certain instances, the Trust may determine that it is not cost-effective, and as a result is not in the shareholders’ best interests, to request the independent valuation firm to perform the Procedures on certain investments. Such instances include, but are not limited to, situations where the fair value of the investment in the portfolio company is determined to be insignificant relative to the total investment portfolio.
Following is a description of valuation methodologies used for assets recorded at fair value:
Corporate Public Securities at Fair Value – Bank Loans, Corporate Bonds, Preferred Stocks and Common Stocks
The Trust uses external independent third-party pricing services to determine the fair values of its Corporate Public Securities. At June 30, 2025, 100% of the carrying value of these investments was from external pricing services. In the event that the primary pricing service does not provide a price, the Trust utilizes the pricing provided by a secondary pricing service.
Public debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust’s pricing services use multiple valuation techniques to determine fair value. In instances where significant market activity exists, the pricing services may utilize a market based approach through which quotes from market makers are used to determine fair value. In instances where significant market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal underlying prepayments, collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.
The Trust’s investments in bank loans are normally valued at the bid quotation obtained from dealers in loans by an independent pricing service in accordance with the Trust’s valuation policies and procedures approved by the Trustees.
Public equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sales price of that day.
At least annually, Barings conducts reviews of the primary pricing vendors to validate that the inputs used in that vendors’ pricing process are deemed to be market observable as defined in the standard. While Barings is not provided access to proprietary models of the vendors, the reviews have included on-site walk-throughs of the pricing process, methodologies and control procedures for each asset class and level for which prices are provided. The reviews also include an examination of the underlying inputs and assumptions for a sample of individual securities across asset classes, credit rating levels and various durations. In addition, the pricing vendors have an established challenge process in place for all security valuations, which facilitates identification and resolution of prices that fall outside expected ranges. Barings believes that the prices received from the pricing vendors are representative of prices that would be received to sell the assets at the measurement date (exit prices) and are classified appropriately in the hierarchy.
Corporate Restricted Securities at Fair Value – Bank Loans, Corporate Bonds
The fair value of certain notes is determined using an internal model that discounts the anticipated cash flows of those notes using a specific discount rate. Changes to that discount rate are driven by changes in general interest rates, probabilities of default and credit adjustments. The discount rate used within the models to discount the future anticipated cash flows is considered a significant unobservable input. Increases/(decreases) in the discount rate would result in a (decrease)/increase to the notes’ fair value.
The fair value of certain distressed notes is based on an enterprise waterfall methodology which is discussed in the equity security valuation section below.
Corporate Restricted Securities at Fair Value – Common Stock, Preferred Stock and Partnerships & LLC’s
The fair value of equity securities is determined using an enterprise waterfall methodology. Under this methodology, the enterprise value of the company is first estimated and that value is then allocated to the company’s outstanding debt and equity securities based on the documented priority of each class of securities in the capital structure. Generally, the waterfall proceeds from senior debt, to senior and junior subordinated debt, to preferred stock, then finally common stock.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Corporate Investors
(Unaudited)
To estimate a company’s enterprise value, the company’s trailing twelve months earnings before interest, taxes, depreciation and amortization (“EBITDA”) is multiplied by a valuation multiple.
Both the company’s EBITDA and valuation multiple are considered significant unobservable inputs. Increases/ (decreases) to the company’s EBITDA and/or valuation multiple would result in increases/ (decreases) to the equity value.
Short-Term Securities
Short-term securities with more than sixty days to maturity are valued at fair value, using external independent third-party services. Short-term securities, of sufficient credit quality, having a maturity of sixty days or less are valued at amortized cost, which approximates fair value.
New Accounting Pronouncements
In June 2022, the FASB issued Accounting Standards Update, 2022-03, Fair Value Measurement (Topic 820), which affects all entities that have investments in equity securities measured at fair value that are subject to a contractual sale restriction ("ASU 2022-03"). The amendments in ASU 2022-03 clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring the fair value. The amendments also require additional disclosures for equity securities subject to contractual sale restrictions that are measured at fair value in accordance with Topic 820. The effective date for the amendments in ASU 2022-03 is for fiscal years beginning after December 15, 2023 and interim periods within those fiscal years. The Trust has determined that this guidance has not had a significant impact on its consolidated financial statements.
In November 2023, the FASB issued Accounting Standards Update, 2023-07, Segment Reporting (Topic 280) (“ASU 2023-07”), which applies to all entities that are required to report segment information in accordance with Topic 280, Segment Reporting. The amendments in ASU 2023-07 improve reportable segment disclosure requirements, primarily through enhanced disclosures about significant segment expenses. The effective dates for the amendments in ASU 2023-07 are for fiscal years beginning after December 15, 2023, and interim periods within fiscal years beginning after December 15, 2024. The Trust adopted the aforementioned guidance and it did not have a material impact on the Fund’s consolidated financial statements. See “Segments” below for disclosure.
Segments
The Trust makes investments in securities of issuers that operate in various industries. The Trust represents a single reporting segment, where performance is measured against its single investment objective as described in Note 1. The segment generates revenues through debt investments, and on a limited basis, may acquire equity investments in portfolio companies. The accounting policies of the single segment is the same as those described in “Significant Accounting Policies.” The Trust has identified the President and Chief Financial Officer as the chief operating decision makers (“CODM”), who evaluate the performance of the single segment. The CODM uses segment net investment income before taxes and net increase in net assets resulting from operations to determine the capital allocation of the Trust, the dividend policy, and the Trust’s investment strategy, which is outlined in Note 1. As the Trust operates as a single reportable segment, the segment assets are presented on the accompanying Consolidated Statement of Assets and Liabilities as “total assets” and the net investment income before taxes, significant segment expenses and net increase in net assets resulting from operations are presented on the accompanying Consolidated Statements of Operations.

Fair Value Hierarchy
The Trust categorizes its investments measured at fair value in three levels, based on the inputs and assumptions used to determine fair value. These levels are as follows:
Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Trust’s own assumptions in determining the fair value of investments)
The following table summarizes the levels in the fair value hierarchy into which the Trust’s financial instruments are categorized as of June 30, 2025.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Corporate Investors
(Unaudited)
The fair values of the Trust’s investments disaggregated into the three levels of the fair value hierarchy based upon the lowest level of significant input used in the valuation as of June 30, 2025 are as follows:

Assets:	Total	Level 1	Level 2	Level 3
Restricted Securities
Corporate Bonds	$13,394,164	$—	$11,364,261	$2,029,903
Bank Loans	301,635,500	—	1,890,849	299,744,651
Common Stock - U.S.	8,684,942	—	—	8,684,942
Preferred Stock	1,361,297	—	—	1,361,297
Partnerships and LLCs	41,808,346	—	—	41,808,346
Public Securities
Bank Loans	15,032,040	—	11,662,678	3,369,362
Common Stock	382	382	—	—
Total	$383,132,773	$382	$26,133,890	$356,998,501
See information disaggregated by security type and industry classification in the Unaudited Consolidated Schedule of Investments.
Quantitative Information about Level 3 Fair Value Measurements
The following table represents quantitative information about Level 3 fair value measurements as of June 30, 2025.

	Fair Value	Valuation Technique	Unobservable Inputs	Range	Weighted*
Bank Loans	$253,657,752	Income Approach	Implied Spread	8.0% - 22.9%	11.2%
	$5,392,323	Market Approach	Earnings Multiple	7.6x - 10.5x	9.0x
Corporate Bonds	$2,029,903	Market Approach	Revenue Multiple	0.3x	0.3x
Equity Securities**	$49,632,060	Enterprise Value Waterfall Approach	Valuation Multiple	0.1x - 33.0x	12.4x
	$1,609,923	Market Approach	Revenue Multiple	1.0x - 11.5x	4.2x
Certain of the Trust’s Level 3 equity securities investments may be valued using unadjusted inputs that have not been internally developed by the Trust, including recently purchased securities held at cost. As a result, fair value of assets of $44,676,540 have been excluded from the preceding table.
*    The weighted averages disclosed in the table above were weighted by relative fair value
**    Including partnerships and LLC’s

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Corporate Investors
(Unaudited)
Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Assets:	Beginning balance at 12/31/2024	Included in earnings	Purchases	Sales	Prepayments	Transfers into Level 3	Transfers out of Level 3	Ending balance at 06/30/2025
Restricted Securities
Corporate Bonds	$1,947,697	$82,206	$—	$—	$—	$—	$—	$2,029,903
Bank Loans	286,773,853	(914,682)	48,776,897	(9,304,871)	(25,586,546)	—	—	299,744,651
Common Stock - U.S.	8,608,520	(219,666)	282,562	13,526	—	—	—	8,684,942
Preferred Stock	1,284,059	(8,670)	92,360	(6,452)	—	—	—	1,361,297
Partnerships and LLCs	42,440,945	1,714,270	534,989	(2,881,858)	—	—	—	41,808,346
Public Securities
Bank Loans	4,369,282	10,080	—	—	(1,010,000)	—	—	3,369,362
	$345,424,356	$663,538	$49,686,808	$(12,179,655)	$(26,596,546)	$—	$—	$356,998,501
* For the six months ended June 30, 2025, there were no transfers into or out of Level 3.
OID Amortization, Gains and Losses on Level 3 assets included in Net Increase in Net Assets resulting from Operations for the period are presented in the following accounts on the Statement of Operations:

	Net Increase / (Decrease) in Net Assets Resulting from Operations	Change in Unrealized Appreciation / (Depreciation) in Net Assets from assets still held
Interest - OID Amortization	$575,076	$—
Net realized gain (loss) on investments before taxes	(715,724)	—
Net change in unrealized appreciation (depreciation) of investments before taxes	804,186	(595,078.00)
B. Accounting for Investments:
Investment Income
Investment transactions are accounted for on the trade date. Interest income, including the amortization of premiums and accretion of discounts on bonds held using the yield-to-maturity method, is recorded on the accrual basis to the extent that such amounts are expected to be collected. Generally, when interest and/or principal payments on a loan become past due, or if the Trust otherwise does not expect the borrower to be able to service its debt and other obligations, the Trust will place the investment on non-accrual status and will cease recognizing interest income on that investment for financial reporting purposes until all principal and interest have been brought current through payment or due to a restructuring such that the interest income is deemed to be collectible. The Trust writes off any previously accrued and uncollected interest when it is determined that interest is no longer considered collectible. As of June 30, 2025, the fair value of the Trust’s non-accrual assets was $3,274,580, or 0.9% of the total fair value of the Trust’s portfolio, and the cost of the Trust’s non-accrual assets was $4,816,002, or 1.3% of the total cost of the Trust’s portfolio.
Payment-in-Kind Interest
The Trust currently holds, and expects to hold in the future, some investments in its portfolio that contain Payment-in-Kind (“PIK”) interest provisions. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the investment, rather than being paid to the Trust in cash, and is recorded as interest income. Thus, the actual collection of PIK interest may be deferred until the time of debt principal repayment. PIK interest, which is a non-cash source of income at the time of recognition, is included in the Trust’s taxable income and therefore affects the amount the Trust is required to distribute to its stockholders to maintain its qualification as a “regulated investment company” for federal income tax purposes, even though the Trust has not yet collected the cash. Generally, when current cash interest and/or principal payments on an investment become past due, or if the Trust otherwise does not expect the borrower to be able to service its debt and other obligations, the Trust will place the investment on PIK non-accrual status and will cease recognizing PIK interest income on that investment for financial reporting purposes until all principal and interest have been brought current through payment or due to a restructuring such that the interest income is deemed to

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Corporate Investors
(Unaudited)
be collectible. The Trust writes off any accrued and uncollected PIK interest when it is determined that the PIK interest is no longer collectible. As of June 30, 2025, the Trust held no PIK non-accrual assets.
Realized Gain or Loss and Unrealized Appreciation or Depreciation of Portfolio Investments
Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and Federal income tax purposes on the identified cost method.
C. Use of Estimates:
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
D. Federal Income Taxes:
The Trust has elected to be taxed as a “regulated investment company” under the Internal Revenue Code, and intends to maintain this qualification and to distribute substantially all of its net taxable income to its shareholders. In any year when net long-term capital gains are realized by the Trust, management, after evaluating the prevailing economic conditions, will recommend that the Trustees either designate the net realized long-term gains as undistributed and pay the Federal capital gains taxes thereon or distribute all or a portion of such net gains.
The Trust is taxed as a regulated investment company and is therefore limited as to the amount of non-qualified income that it may receive as the result of operating a trade or business, e.g. the Trust’s pro rata share of income allocable to the Trust by a partnership operating company. The Trust’s violation of this limitation could result in the loss of its status as a regulated investment company, thereby subjecting all of its net income and capital gains to corporate taxes prior to distribution to its shareholders. The Trust, from time-to-time, identifies investment opportunities in the securities of entities that could cause such trade or business income to be allocable to the Trust. The CI Subsidiary Trust (described in Footnote 1 above) was formed in order to allow investment in such securities without adversely affecting the Trust’s status as a regulated investment company.
The CI Subsidiary Trust is not taxed as a regulated investment company. Accordingly, prior to the Trust receiving any distributions from the CI Subsidiary Trust, all of the CI Subsidiary Trust’s taxable income and realized gains, including non-qualified income and realized gains, is subject to taxation at prevailing corporate tax rates. As of June 30, 2025, the CI Subsidiary Trust has incurred income tax expense of $67,424.
Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of the existing assets and liabilities and their respective tax basis. As of June 30, 2025, the CI Subsidiary Trust has a deferred tax liability of $433,804.
E. Distributions to Shareholders:
The Trust records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. The Trust’s net investment income dividend is declared four times per year. The Trust’s net realized capital gain distribution, if any, is declared in December.
3. Investment Services Contract
A. Services:
Under an Investment Services Contract (the “Contract”) with the Trust, Barings agrees to use its best efforts to present to the Trust a continuing and suitable investment program consistent with the investment objectives and policies of the Trust. Barings represents the Trust in any negotiations with issuers, investment banking firms, securities brokers or dealers and other institutions or investors relating to the Trust’s investments. Under the Contract, Barings also provides administration of the day-to-day operations of the Trust and provides the Trust with office space and office equipment, accounting and bookkeeping services, and necessary executive, clerical and secretarial personnel for the performance of the foregoing services.
B. Fee:
For its services under the Contract, Barings is paid a quarterly investment advisory fee of 0.3125% of the net asset value of the Trust as of the last business day of each fiscal quarter, which is approximately equal to 1.25% annually. A majority of the Trustees,

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Corporate Investors
(Unaudited)
including a majority of the Trustees who are not interested persons of the Trust or of Barings, approve the valuation of the Trust’s net assets as of such day.
4. Borrowings
Senior Secured Indebtedness
MassMutual holds the Trust’s $30,000,000 Senior Fixed Rate Convertible Note (the “Note”) issued by the Trust on November 15, 2017. The Note is due November 15, 2027 and accrues interest at 3.53% per annum. MassMutual, at its option, can convert the principal amount of the Note into common shares. The dollar amount of principal would be converted into an equivalent dollar amount of common shares based upon the average price of the common shares for ten business days prior to the notice of conversion. For the six months ended June 30, 2025 the Trust incurred total interest expense on the Note of $529,500.
The Trust may redeem the Note, in whole or in part, at the principal amount proposed to be redeemed together with the accrued and unpaid interest thereon through the redemption date plus a Make Whole Premium. The Make Whole Premium equals the excess of (i) the present value of the scheduled payments of principal and interest which the Trust would have paid but for the proposed redemption, discounted at the rate of interest of U.S. Treasury obligations whose maturity approximates that of the Note plus 0.50% over (ii) the principal of the Note proposed to be redeemed.

Credit Facility
On July 22, 2021 (the “Effective Date”), MassMutual provided to the Trust, a five-year $30,000,000 committed revolving credit facility. Borrowings under the revolving credit facility bear interest, at the rate of LIBOR plus 2.25%. The Trust will also be responsible for paying a commitment fee of 0.50% on the unused amount. On December 13, 2023, the Trust amended the credit agreement with MassMutual to increase the aggregate commitment amount by $15,000,000 to a total aggregate commitment amount of $45,000,000, extend the maturity date to December 13, 2028, and set the interest accrual to a rate of SOFR plus 2.20% on the outstanding borrowings. Deferred financing fees in the amount of $130,976 are presented on the Consolidated Statement of Assets & Liabilities.
The average principal balance and interest rate for the period during which the credit facility was utilized for the six months ended June 30, 2025, was approximately $17,118,785 and 6.54%, respectively. As of June 30, 2025, the principal balance outstanding was $18,500,000 at an interest rate of 6.50%. For the six months ended June 30, 2025, the Trust incurred total interest expense on the Credit Facility of $562,569.
5. Purchases and Sales of Investments

	For the six months ended 06/30/2025
	Cost of Investments Acquired	Proceeds from Sales or Maturities
Corporate restricted securities	$45,286,463	$39,624,923
Corporate public securities	1,335,288	3,551,116
6. Risks
Investment Risks
In the normal course of its business, the Trust trades various financial instruments and enters into certain investment activities with investment risks. These risks include:
Below Investment Grade (high yield/junk bond) Instruments Risk
Below investment grade securities, commonly known as “junk” or “high yield” bonds, have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations. Below investment grade debt instruments are considered to be predominantly speculative investments. In some cases, these obligations may be highly speculative and have poor prospects for reaching investment grade standing. Below investment grade debt instruments are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the financial markets generally and less secondary market liquidity. The prices of below investment grade debt instruments may be affected by legislative and regulatory developments. Because below investment grade debt instruments are difficult to value and are more likely to be fair valued,

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Corporate Investors
(Unaudited)
particularly during erratic markets, the values realized on their sale may differ from the values at which they are carried on the books of the Trust.
Borrowing and Leverage Risk
The Trust may borrow, subject to certain limitations, to fund redemptions, post collateral for hedges or to purchase loans, bonds and structured products prior to settlement of pending sale transactions. Any such borrowings, as well as transactions such as when-issued, delayed-delivery, forward commitment purchases and loans of portfolio securities, can result in leverage. The use of leverage involves special risks, and makes the net asset value of the Trust and the yield to shareholders more volatile. There can be no assurance that the Trust’s leveraging strategies would be successful. In addition, the counterparties to the Trust’s leveraging transactions will have priority of payment over the Trust’s shareholders.
Credit Risk
Credit risk is the risk that one or more debt obligations in the Trust’s portfolio will decline in price, or fail to pay dividends, interest or principal when due because the issuer of the obligation experiences an actual or perceived decline in its financial status. Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated instruments. They do not, however, evaluate the market value risk of below investment grade debt instruments and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the instruments. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in below investment grade and comparable unrated obligations will be more dependent on Barings’s credit analysis than would be the case with investments in investment grade instruments. Barings employ their own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, sensitivity to economic conditions, operating history and current earnings trends.
One or more debt obligations in the Trust’s portfolio may decline in price, or fail to pay dividends, interest or principal when due because the issuer of the obligation experiences an actual or perceived decline in its financial status or due to changes in the specific or general market, economic, industry, political, regulatory, public health or other conditions.
Cybersecurity Risk
A cyber incident is considered to be any adverse event that threatens the confidentiality, integrity or availability of the information resources of us, Barings or our portfolio investments. These incidents may be an intentional attack or an unintentional event and could involve gaining unauthorized access to our or Barings’ information systems or those of our portfolio investments for purposes of misappropriating assets, stealing confidential information, corrupting data or causing operational disruption. Barings’ employees may be the target of fraudulent calls, emails and other forms of activities. The result of these incidents may include disrupted operations, misstated or unreliable financial data, liability for stolen assets or information, increased cybersecurity protection and insurance costs, litigation and damage to business relationships. The Trust’s business operations rely upon secure information technology systems for data processing, storage, and reporting. The Trust depends on the effectiveness of the information and cybersecurity policies, procedures, and capabilities maintained by its affiliates and their respective third-party service providers to protect their computer and telecommunications systems and the data that reside on or are transmitted through them.
Substantial costs may be incurred in order to prevent any cyber incidents in the future. The costs related to cyber or other security threats or disruptions may not be fully insured or indemnified by other means. As the Trust’s and our portfolio investments’ reliance on technology has increased, so have the risks posed to the Trust’s information systems, both internal and those provided by Barings and third-party service providers, and the information systems of the Trust’s portfolio investments. Barings has implemented processes, procedures and internal controls to help mitigate cybersecurity risks and cyber intrusions, but these measures, as well as the Trust’s increased awareness of the nature and extent of a risk of a cyber incident, do not guarantee that a cyber incident will not occur and/or that the Trust’s financial results, operations or confidential information will not be negatively impacted by such an incident. In addition, cybersecurity continues to be a key priority for regulators around the world, and some jurisdictions have enacted laws requiring companies to notify individuals or the general investing public of data security breaches involving certain types of personal data, including the SEC, which, on July 26, 2023, adopted amendments requiring the prompt public disclosure of certain cybersecurity breaches. If the Trust fails to comply with the relevant laws and regulations, the Trust could suffer financial losses, a disruption of the Trust’s business, liability to investors, regulatory intervention or reputational damage.
Defaults by Portfolio Investments
A portfolio investment’s failure to satisfy financial or operating covenants imposed by the Trust or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize a portfolio investment’s ability to meet its obligations under the debt or equity securities that the Trust

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Corporate Investors
(Unaudited)
holds. The Trust may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio investment.
Duration Risk
The Trust may invest in investments of any duration or maturity. Although stated in years, duration is not simply a measure of time. Duration measures the time-weighted expected cash flows of a security, which can determine the security’s sensitivity to changes in the general level of interest rates (or yields). Securities with longer durations tend to be more sensitive to interest rate (or yield) changes than securities with shorter durations. Duration differs from maturity in that it considers potential changes to interest rates, and a security’s coupon payments, yield, price and par value and call features, in addition to the amount of time until the security matures. Various techniques may be used to shorten or lengthen the Trust’s duration. The duration of a security will be expected to change over time with changes in market factors and time to maturity.
Inflation Risk
Certain of the Trust’s portfolio investments are in industries that could be impacted by inflation. If such portfolio investments are unable to pass any increases in their costs of operations along to their customers, it could adversely affect their operating results and impact their ability to pay interest and principal on the Trust’s loans, particularly if interest rates rise in response to inflation. In addition, any projected future decreases in the Trust’s portfolio investments’ operating results due to inflation could adversely impact the fair value of those investments. Any decreases in the fair value of the Trust’s portfolio investments could result in future realized or unrealized losses and therefore reduce the Trust’s net assets resulting from operations.
Liquidity Risk
The Trust may, subject to certain limitations, invest in illiquid securities (i.e., securities that cannot be disposed of in current market conditions in seven calendar days or less without the disposition significantly changing the market value of the security). Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. Some securities may be subject to restrictions on resale. Illiquid securities may be difficult to value. Also, the Trust may not be able to dispose of illiquid securities at a favorable time or price when desired, and the Trust may suffer a loss if forced to sell such securities for cash needs. Below investment grade loans and other debt securities tend to be less liquid than higher-rated securities.
Loan Risk
The loans in which the Trust may invest are subject to a number of risks. Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Trust, a reduction in the value of the investment and a potential decrease in the net asset value of the Trust. There can be no assurance that the liquidation of any collateral securing a loan would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the Trust could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a loan. Loan participations and assignments involve credit risk, interest rate risk, liquidity risk, and the risks of being a lender. Loans are not as easily purchased or sold as publicly traded securities and there can be no assurance that future levels of supply and demand in loan trading will provide the degree of liquidity which currently exists in the market. In addition, the terms of the loans may restrict their transferability without borrower consent.
These factors may have an adverse effect on the market price of the loan and the Trust’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for the Trust to obtain precise valuations of the high yield loans in its portfolio. The settlement period (the period between the execution of the trade and the delivery of cash to the purchaser) for some loan transactions may be significantly longer than the settlement period for other investments, and in some cases longer than seven days. It is possible that sale proceeds from loan transactions will not be available to meet redemption obligations, in which case the Trust may be required to utilize cash balances or, if necessary, sell its more liquid investments or investments with shorter settlement periods. Some loans may not be considered “securities” for certain purposes under the federal securities laws, and purchasers, such as the Trust, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

Management Risk
The Trust is subject to management risk because it is an actively managed portfolio. Barings apply investment techniques and risk analyses in making investment decisions for the Trust, but there can be no guarantee that such techniques and analyses will produce the desired results.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Corporate Investors
(Unaudited)
Market Risk
The value of the Trust’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock and bond markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical, public health and other conditions, as well as investor perceptions of these conditions. Such conditions may include, but are not limited to, war, terrorism, natural and environmental disasters and epidemics or pandemics (including the recent coronavirus pandemic), which may be highly disruptive to economies and markets. Such conditions may also adversely affect the liquidity of the Trust’s securities. The Trust is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.
Prepayment and Extension Risk
Prepayment and extension risk is the risk that a loan, bond or other investment might be called or otherwise converted, prepaid or redeemed before maturity. This risk is primarily associated with mortgage-backed and other asset-backed securities and floating rate loans. If the investment is converted, prepaid or redeemed before maturity, particularly during a time of declining interest rates or spreads, the Trust may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Trust. Conversely, as interest rates rise or spreads widen, the likelihood of prepayment decreases and the maturity of the investment may extend. The Trust may be unable to capitalize on securities with higher interest rates or wider spreads because the Trust’s investments are locked in at a lower rate for a longer period of time.
Valuation Risk
Under the 1940 Act, the Trust is required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined in good faith by the Board of Trustees. The Board has designated Barings as valuation designee to perform the Trust’s fair value determinations relating to the value of our assets for which market quotations are not readily available.
Typically there is not a public market for the securities in which we have invested and will generally continue to invest. Barings conducts the valuation of such investments, upon which the Trust’s net asset value is primarily based, in accordance with its valuation policy, as well as established and documented processes and methodologies for determining the fair values of investments on a recurring basis in accordance with the 1940 Act and ASC Topic 820. The Trust’s current valuation policy and processes were established by Barings and have been approved by the Board. The Adviser has established a pricing committee that is, subject to the oversight of the Board, responsible for the approval, implementation and oversight of the processes and methodologies that relate to the pricing and valuation of assets held by the Trust. Barings uses independent third-party providers to price the portfolio, but in the event an acceptable price cannot be obtained from an approved external source, Barings will utilize alternative methods in accordance with internal pricing procedures established by Barings’ pricing committee.
The determination of fair value and consequently, the amount of unrealized appreciation and depreciation in the Trust’s portfolio, is to a certain degree subjective and dependent on the judgment of Barings. Certain factors that may be considered in determining the fair value of the Trust’s investments include the nature and realizable value of any collateral, the portfolio investment’s earnings and its ability to make payments on its indebtedness, the markets in which the portfolio investment does business, comparison to comparable publicly-traded companies, discounted cash flows and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, Barings’ determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. Due to this uncertainty, Barings’ fair value determinations may cause our net asset value on a given date to materially understate or overstate the value that the Trust may ultimately realize upon the sale or disposition of one or more of its investments. As a result, investors purchasing the Trust’s securities based on an overstated net asset value would pay a higher price than the value of the Trust’s investments might warrant. Conversely, investors selling shares during a period in which the net asset value understates the value of our investments will receive a lower price for their shares than the value of the Trust’s investments might warrant.

7. Commitments and Contingencies
During the normal course of business, the Trust may enter into contracts and agreements that contain a variety of representations and warranties. The exposure, if any, to the Trust under these arrangements is unknown as this would involve future claims that may or may not be made against the Trust and which have not yet occurred. The Trust has no history of prior claims related to such contracts and agreements.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Corporate Investors
(Unaudited)

At June 30, 2025, the Trust had the following unfunded commitments:

Delayed Draw Term Loans	Unfunded Amount	Unfunded Value
Accelevation	$118,307	$118,471
Accredited Labs	1,428,571	1,428,456
Adacore Inc	63,533	68,439
Applied Aerospace Structures Corp.	57,812	57,904
Becklar	246,854	247,195
Caldwell & Gregory LLC	323,750	324,707
California Custom Fruits & Flavors	152,205	153,885
Cascade Services	39,706	33,973
Cash Flow Management	553,510	553,510
Coker	1,870,084	1,871,263
EFI Productivity Software	584,573	585,565
Energy Acquisition Company, Inc.	78,000	77,956
Expert Institute	319,631	319,833
Global Point Technology Group	204,545	190,709
Golden Ceramic Dental Lab	378,378	378,347
HaystackID	716,076	716,091
Ice House America	326,433	318,564
Lockmasters Incorporated	243,043	242,869
MSI Express	171,579	171,671
Net at Work	1,034,091	1,052,655
Northstar Recycling	524,614	525,242
Process Insights Acquisition, Inc.	109,853	98,177
Project Halo	670,732	671,329
Randy's Worldwide	42,249	43,918
Rapidair Compressed Air Products	339,294	339,880
Real Chemistry	259,164	258,495
RKD GROUP	383,832	383,749
ROI Solutions	417,371	418,122
SBP Holdings	790,544	794,574
SPATCO	475,534	477,414
Stratus Unlimited	838,568	807,903
SVI International, Inc.	51,980	55,451
Swoop	363,636	362,698
TAPCO	1,122,197	1,124,081
Tencarva Machinery Company	552,575	552,578
The Caprock Group	1,086,223	1,086,226
The Hilb Group, LLC	255,468	255,798
TIPCO TECHNOLOGIES	18,661	18,647
UHY LLP	1,795,278	1,811,678
Unosquare	336,898	336,831
VitalSource	63,706	63,681
Warner Pacific Insurance Services	1,467,633	1,473,432
Whitcraft LLC	527,742	528,660
Wilson Language Training	85,896	85,865

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Corporate Investors
(Unaudited)

Delayed Draw Term Loans	Unfunded Amount	Unfunded Value
Woodland Foods, Inc.	$70,077	$70,023
	$21,560,406	$21,556,515

Revolvers	Unfunded Amount	Unfunded Value
Accelevation	$69,912	$70,051
Accurus Aerospace International UK Buyer	51,834	50,847
Adacore Inc	211,506	213,320
Aero Accessories	408,962	409,370
Americo Chemical Products	249,559	250,493
Application Bootcamp	744,681	744,440
Applied Aerospace Structures Corp.	36,187	36,760
ASC Communications, LLC	45,328	45,626
Becklar	213,234	213,529
Best Lawyers	224,359	226,165
BKF Engineers	342,593	343,571
BrightSign	107,042	105,317
CAi Software	235,746	240,391
Caldwell & Gregory LLC	350,000	350,638
California Custom Fruits & Flavors	114,154	114,659
Cascade Services	6,618	5,656
Cash Flow Management	59,701	59,449
CJS Global	484,848	490,925
Cloudbreak	238,095	241,072
Cogency Global	165,304	166,749
Cognito Forms	191,781	191,689
Coker	230,495	230,623
Comply365	109,756	108,621
Decks Direct, LLC	840,684	646,004
Door & Window Guard Systems	226,703	226,823
EFI Productivity Software	239,524	239,042
eShipping	346,829	349,542
Expert Institute	171,853	171,962
Global Point Technology Group	136,364	127,102
Golden Ceramic Dental Lab	378,378	378,347
HaystackID	173,798	173,802
HemaSource, Inc.	419,995	427,285
Ice House America	25,225	22,002
Innovia Medical	85,160	85,160
ISTO Biologics	126,456	128,161
Jones Fish	399,324	399,157
Kings III	108,747	109,977
LeadsOnline	455,531	457,579
Lockmasters Incorporated	93,845	93,789
Magnolia Wash Holdings	48,232	48,214
Media Recovery, Inc.	361,599	362,671
Mission Microwave	147,606	138,342
Momentum Group	110,770	110,797

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Corporate Investors
(Unaudited)

Revolvers	Unfunded Amount	Unfunded Value
MSI Express	$226,270	$226,398
Net at Work	265,152	269,793
Newforma	156,583	157,337
Northstar Recycling	430,915	431,429
Omega Holdings	173,556	176,929
Polara	287,829	257,419
Process Insights Acquisition, Inc.	102,764	90,101
ProfitOptics	245,161	248,594
Project Halo	166,667	166,815
Pro-Vision	349,625	350,370
Randy's Worldwide	17,967	18,675
Rapidair Compressed Air Products	169,647	169,940
Real Chemistry	157,718	157,693
RKD GROUP	264,849	264,792
RoadOne IntermodaLogistics	21,940	25,967
Rock Labor	120,095	121,166
ROI Solutions	373,577	374,240
RPX Corp	504,083	505,202
Ruffalo Noel Levitz	77,103	77,032
SBP Holdings	325,006	327,894
Screenvision Media	104,928	104,851
Smartling, Inc.	205,882	207,484
smartShift Technologies	348,687	354,743
SPATCO	415,914	417,173
Standard Elevator Systems	284,746	267,266
SVI International, Inc.	103,960	107,432
Swoop	121,212	121,193
Tank Holding Corp	43,636	43,562
TAPCO	408,072	408,700
Tencarva Machinery Company	660,327	657,049
The Caprock Group	391,899	391,563
The Hilb Group, LLC	160,797	161,014
TIPCO TECHNOLOGIES	88,031	88,028
Trintech Inc	178,571	180,977
UHY LLP	475,221	479,562
Unosquare	163,353	163,321
Whitcraft LLC	204,551	210,632
Wilson Language Training	220,760	220,677
Woodland Foods, Inc.	348,847	346,396
World 50, Inc.	170,327	173,009
Worldwide Electric Corporation	248,447	248,639
Ziyad	194,391	195,651
	$19,767,384	$19,572,427

Total Unfunded Commitments	$41,327,790	$41,128,942
As of June 30, 2025, unfunded commitments had unrealized depreciation of $(198,848) or (0.06)% of net assets.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Corporate Investors
(Unaudited)
8. Quarterly Results of Investment Operations (unaudited)

	March 31, 2025
	Amount	Per Share
Investment income	$9,050,815
Net investment income (net of taxes)	7,057,100	$0.35
Net realized and unrealized loss on investments (net of taxes)	(2,495,740)	(0.12)

	June 30, 2025
	Amount	Per Share
Investment income	$9,259,820
Net investment income (net of taxes)	7,161,483	$0.35
Net realized and unrealized gain on investments (net of taxes)	1,589,820	0.08

9.    Results of Shareholder Meeting
The Annual Meeting of Shareholders was held on Thursday, May 15, 2025. The shareholders were asked to vote to re-elect Susan B. Sweeney and David M. Mihalick as Trustees, each for a three-year term. The shareholders approved the proposal. The Trust’s other Trustees, Michael H. Brown, Barbara M. Ginader, Edward P. Grace, Maleyne M. Syracuse and Clifford M. Noreen, continued to serve their respective terms following the May 15, 2025 Annual Shareholder Meeting. The results of the voting are set forth below.

	Shares for	Withheld
Susan B. Sweeney	13,475,620	247,823
David M. Mihalick	13,435,326	288,116

9. Subsequent Events
The Trust has evaluated the possibility of subsequent events after the balance sheet date of June 30, 2025, through the date that the financial statements are issued. The Trust has determined that there are no material events that would require recognition or disclosure in this report through this date.

THIS PRIVACY NOTICE IS BEING PROVIDED ON BEHALF OF BARINGS LLC AND ITS AFFILIATES: BARINGS SECURITIES LLC; BARINGS AUSTRALIA PTY LTD; BARINGS JAPAN LIMITED; BARINGS INVESTMENT ADVISERS (HONG KONG) LIMITED; BARINGS GLOBAL SHORT DURATION HIGH YIELD FUND; BARINGS BDC, INC.; BARINGS CORPORATE INVESTORS AND BARINGS PARTICIPATION INVESTORS (TOGETHER, FOR PURPOSES OF THIS PRIVACY NOTICE, “BARINGS”).
When you use Barings you entrust us not only with your hard-earned assets but also with your personal and financial data. We consider your data to be private and confidential, and protecting its confidentiality is important to us. Our policies and procedures regarding your personal information are summarized below.
We may collect non-public personal information about you from:
•    Applications or other forms, interviews, or by other means;
•    Consumer or other reporting agencies, government agencies, employers or others;
•    Your transactions with us, our affiliates, or others; and
•    Our Internet website.
We may share the financial information we collect with our financial service affiliates, such as insurance companies, investment companies and securities broker-dealers. Additionally, so that we may continue to offer you products and services that best meet your investment needs and to effect transactions that you request or authorize, we may disclose the information we collect, as described above, to companies that perform administrative or marketing services on our behalf, such as transfer agents, custodian banks, service providers or printers and mailers that assist us in the distribution of investor materials or that provide operational support to Barings. These companies are required to protect this information and will use this information only for the services for which we hire them, and are not permitted to use or share this information for any other purpose. Some of these companies may perform such services in jurisdictions other than the United States. We may share some or all of the information we collect with other financial institutions with whom we jointly market products. This may be done only if it is permitted by the state in which you live. Some disclosures may be limited to your name, contact and transaction information with us or our affiliates.
Any disclosures will be only to the extent permitted by federal and state law. Certain disclosures may require us to get an “opt-in” or “opt-out” from you. If this is required, we will do so before information is shared. Otherwise, we do not share any personal information about our customers or former customers unless authorized by the customer or as permitted by law.
We restrict access to personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic and procedural safeguards that comply with legal standards to guard your personal information. As an added measure, we do not include personal or account information in non-secure e-mails that we send you via the Internet without your prior consent. We advise you not to send such information to us in non-secure e-mails.
This joint notice describes the privacy policies of Barings, the Funds and Barings Securities LLC. It applies to all Barings and the Funds accounts you presently have, or may open in the future, using your social security number or federal taxpayer identification number - whether or not you remain a shareholder of our Funds or as an advisory client of Barings. As mandated by rules issued by the Securities and Exchange Commission, we will be sending you this notice annually, as long as you own shares in the Funds or have an account with Barings.
Barings Securities LLC is a member of the Financial Industry Regulatory Authority (FINRA) and the Securities Investor Protection Corporation (SIPC). Investors may obtain information about SIPC including the SIPC brochure by contacting SIPC online at www.sipc.org or calling (202)-371-8300. Investors may obtain information about FINRA including the FINRA Investor Brochure by contacting FINRA online at www.finra.org or by calling (800) 289-9999.
April 2019

Members of the Board of
Trustees
Clifford M. Noreen
Chairman

Michael H. Brown*

Barbara M. Ginader*

Edward P. Grace III*

David M. Mihalick

Susan B. Sweeney*

Maleyne M. Syracuse*

*Member of the Audit Committee

Officers
Christina Emery
President

Christopher D. Hanscom
Chief Financial Officer
Treasurer

Ashlee Steinnerd
Chief Legal Officer

Itzbell Branca
Chief Compliance Officer

Andrea Nitzan
Principal Accounting Officer

Alexandra Pacini
Secretary

Sean Feeley
Vice President

Joseph Evanchick
Vice President

Matthew Curtis
Tax Officer

DIVIDEND REINVESTMENT AND SHARE PURCHASE PLAN
Barings Corporate Investors (the “Trust”) offers a Dividend Reinvestment and Share Purchase Plan (the “Plan”). The Plan provides a simple way for shareholders to add to their holdings in the Trust through the receipt of dividend shares issued by the Trust or through the investment of cash dividends in Trust shares purchased in the open market. A shareholder may join the Plan by filling out and mailing an authorization card to SS&C GIDS, the Transfer Agent.
Participating shareholders will continue to participate until they notify the Transfer Agent, in writing, of their desire to terminate participation. Unless a shareholder elects to participate in the Plan, he or she will, in effect, have elected to receive dividends and distributions in cash. Participating shareholders may also make additional contributions to the Plan from their own funds. Such contributions may be made by personal check or other means in an amount not less than $10 nor more than $5,000 per quarter. Cash contributions must be received by the Transfer Agent at least five days (but no more then 30 days) before the payment date of a dividend or distribution.
Whenever the Trust declares a dividend payable in cash or shares, the Transfer Agent, acting on behalf of each participating shareholder, will take the dividend in shares only if the net asset value is lower than the market price plus an estimated brokerage commission as of the close of business on the valuation day. Pursuant to the Trust’s Policy on the Determination of Fair Value, the net asset value of the Trust’s shares is determined by Barings, as the Trust’s valuation designee under Rule 2a-5 of the 1940 Act. Barings considers all relevant factors that are reasonably available, through either public information or information directly available to Barings on the valuation date. The valuation day is the last day preceding the day of dividend payment.
When the dividend is to be taken in shares, the number of shares to be received is determined by dividing the cash dividend by the net asset value as of the close of business on the valuation date or, if greater than net asset value, 95% of the closing share price. If the net asset value of the shares is higher than the market value plus an estimated commission, the Transfer Agent, consistent with obtaining the best price and execution, will buy shares on the open market at current prices promptly after the dividend payment date.
The reinvestment of dividends does not, in any way, relieve participating shareholders of any federal, state or local tax. For federal income tax purposes, the amount reportable in respect of a dividend received in newly-issued shares of the Trust will be the fair market value of the shares received, which will be reportable as ordinary income and/or capital gains.
As compensation for its services, the Transfer Agent receives a fee of 5% of any dividend and cash contribution (in no event in excess of $2.50 per distribution per shareholder.)
Any questions regarding the Plan should be addressed to SS&C GIDS, Transfer Agent for Barings Corporate Investors’ Dividend Reinvestment and Share Purchase Plan, P.O. Box 219086, Kansas City, MO 64121-9086.

Barings Corporate Investors

CI6216

(b) Not applicable.
ITEM 2. CODE OF ETHICS.
Not applicable for semi-annual reports.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable for semi-annual reports.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable for semi-annual reports.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable for semi-annual reports.
ITEM 6. INVESTMENTS
(a) A schedule of investments for the Registrant is included as part of this report to shareholders under Item 1 of this Form N-CSR.
(b) Not applicable.
ITEM 7. FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable to the Registrant.
ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable to the Registrant.
ITEM 9. PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable to the Registrant.
ITEM 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable to the Registrant.
ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.
Not applicable.
ITEM 12. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable for semi-annual reports.
ITEM 13. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
(a)    Not applicable for semi-annual reports.
(b)    There were no changes to the Registrant's Portfolio Managers during the period covered by this report.
ITEM 14. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid Per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 01/01/25-1/31/25	0	0	0	0
Month #2 02/01/25-2/28/25	0	0	0	0
Month #3 03/01/25-3/31/25	0	0	0	0
Month #4 04/01/25-4/30/25	0	0	0	0
Month #5 05/01/25-5/31/25	0	0	0	0
Month #6 06/01/25-6/30/25	0	0	0	0
Total	0	0	0	0
ITEM 15. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There were no material changes to the procedures by which shareholder may send recommendations to the Board for nominees to the Registrant's Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K or this item.
ITEM 16. CONTROLS AND PROCEDURES.
(a) The principal executive officer and principal financial officer of the Registrant evaluated the effectiveness of the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing date of this report and based on that evaluation have concluded that such disclosure controls and procedures are effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.
(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) during the period covered by the report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.
ITEM 17. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
(a)    Not applicable.
(b)    Not applicable.
ITEM 18. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.
(a)    Not applicable for this filing.
(b)    Not applicable for this filing.
ITEM 19. EXHIBITS
(a)    (1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2,to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable for semi-annual reports.

    (2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed.

Not applicable for semi-annual reports.

    (3) A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)).

Attached hereto as EX-99.31.1

Attached hereto as EX-99.31.2

    (4) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

    (5) Change in the registrant’s independent public accountant.

Not applicable.

(b)    Certifications pursuant to Rule 30a-2(b) under the Act.

Attached hereto as EX-99.32
Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):	Barings Corporate Investors

By:	/s/ Christina Emery
Christina Emery, President

Date:	September 8, 2024
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

(Registrant):	Barings Corporate Investors

By:	/s/ Christina Emery
Christina Emery, President

Date:	September 8, 2025

By:	/s/ Christopher Hanscom
Christopher Hanscom, Chief Financial Officer

Date:	September 8, 2025